UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2019

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income & Opportunity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, David Lerner Associates Inc. or from your respective Fund(s). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your Fund(s) electronically by contacting your investment counselor at David Lerner Associates Inc. or, if you hold your shares directly through the Fund(s), by calling Shareholder Services at (800) 452-4892.

You may elect to receive all future reports in paper free of charge. You can inform your respective Fund(s) that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this document or by contacting your investment counselor at David Lerner Associates Inc. If you hold your shares directly through the Fund(s), you may call Shareholder Services at (800) 452-4892. Your election to receive reports in paper will apply to all funds held within the fund family.

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund (the “Fund”). This includes a review of our performance in 2019, in addition to a discussion of the economy, and our thoughts on the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers and analysts utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

The Fund’s investment philosophy continues to be to seek enduring value in the physical structures of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We thank you for your support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

1

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2019 gross domestic product (GDP) to show an increase in the annual growth rate of 2.1%. This pace is lower than the 3.1% pace seen in the first quarter of 2019, and slightly higher than the second quarter growth rate of 2.0%. The quarter saw increases in consumer spending, government spending, housing investment and exports, while business investment and inventory investment decreased. For the year, economists are forecasting growth around 2.3%, which would come in below the President’s 3% target.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by a disappointing 145,000, the least since May, falling below expectations of 160,000. Previous months were also revised lower. The glittering 266,000 initial estimate for November came down 10,000 while October’s fell from 156,000 to 152,000. For the year, payrolls increased by 2.1 million, an average of 176,000 a month, the slowest year for job creation since 2011. Unemployment held steady after hitting a 50-year low in September at 3.5%. Wages rose 2.9% in December, below the 3.1% projection, slowing sharply from the decade high 3.6% pace in October. December marked the first time that wage gains were below 3% on a year-over-year basis since July 2018.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to leave the benchmark interest rate unchanged while remaining in a range of 1.50% to 1.75%. This pause comes after three consecutive meetings at which the Fed officials chose to cut rates by 0.25%. In its summary of economic projections, the Fed signaled that it expects an extended pause in rate changes. The committee views the current stance of monetary policy as appropriate to support sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2% objective. Members also noted that job gains have been solid, while the unemployment rate has remained low. Indicators suggest that household spending has been rising at a strong pace, while business fixed investment and exports remain weak. The Committee reiterated that it would continue to watch the data to see if global developments and “muted” inflationary pressures affect the U.S. economy.

Market Commentary

In 2019 the FTSE Nareit All Equity REITs Index delivered a total return of 28.66%. All 12 REIT sectors had positive total returns for the year. The S&P 500’s total return was 31.5% for the year. The leading REIT industry was the Industrial Sector which finished 2019 with a strong 48.71% total return. Three other sectors of the FTSE Nareit all Equity REITs index also saw positive returns in 2019 of over 40%; which were the Data Centers 44.21%, Timberland 42.00%, & Infrastructure 41.95% . Retail was the worst performing sector finishing 2019 with a positive total return of over 10.65%.

Fund Summary

The Spirit of America Real Estate Income and Growth Fund (the “Fund”), aims to provide high total return through a combination of capital appreciation and dividend income.

As of December 31, 2019 the Fund was invested over 95% in REITs. A REIT, or Real Estate Investment Trust, is a company that owns or finances income-producing real estate. REITs provide investors regular income streams, diversification and long-term capital appreciation. REITs typically pay out all of their taxable income as dividends to shareholders. REITs are tied to almost all aspects of the economy, including apartments, hospitals, hotels, industrial facilities, infrastructure, nursing homes, offices, shopping malls, storage centers, and student housing.

Return Summary

The Fund had a total one year return of 30.03% (no load, gross of fees). This compares to the 25.83% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the sales charge and expense ratio into account.

The material factors that affected the Fund were market direction and security selection. The Funds outperformance was primarily due to being overweight in the Data Center subset of the Specialty REITS sector which saw a total return of 44.21% in 2019. The Fund was also over 8% below its benchmark in the Retail REITS sector which had the lowest total return of all the REIT sectors in 2019. The Fund did not rely on derivatives or leverage strategies.

Including sales charge and expenses, as of December 31, 2019 the Fund’s Class A Shares one year return was 21.29%. The annualized five year return was 4.58% per year, while the average annual return over the past ten years was 9.94%.

2	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited) As of December 31, 2019
Residential (REITs)	24.55%	$22,296,105
Specialized (REITs)	24.58%	22,318,202
Industrial (REITs)	12.00%	10,895,092
Office (REITs)	9.64%	8,756,320
Retail (REITs)	7.39%	6,707,545
Hotel & Resort (REITs)	6.92%	6,280,309
Health Care (REITs)	4.52%	4,107,209
Energy	3.70%	3,356,542
Diversified (REITs)	3.44%	3,120,860
Mortgage (REITs)	2.74%	2,490,479
Municipal Bonds	0.21%	193,864
Real Estate Operating Companies	0.14%	127,960
Financial Exchanges & Data	0.11%	102,540
Utilities	0.06%	51,820
Financials	0.00%	1,912
Total Investments	100.00%	$90,806,759

3

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited) For the periods ended December 31, 2019
	1 Year	5 Year	10 Year	Expense Ratios[3]
Class A Shares - with load	21.29%	4.58%	9.94%	1.54%
Class A Shares - no load	28.06%	5.72%	10.54%	1.54%
Class C Shares - with load[1]	26.15%	4.99%	9.77%	2.24%
Class C Shares - no load[1]	27.15%	4.99%	9.77%	2.24%
MSCI US REIT Index[2]	25.83%	7.04%	11.93%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]

The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float- adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[3]

Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Fund’s expense ratios as of December 31, 2019, can be found in the financial highlights.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.85 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented on the prior page as well as in the Financial Highlights tables.

4	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

5

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund, (the “Fund”) along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers and analysts use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals.

We believe that investing in sound companies with attractive valuations will help enhance the long-term returns of the Fund.

The Fund’s investment philosophy continues to be to focus on the large cap value segment of the U.S. equity market. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued vs. the company’s intrinsic worth and future income potential.

We appreciate your continued support and look forward to your future investment in the Spirit of America Large Cap Value Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

6	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2019 gross domestic product (GDP) to show an increase in the annual growth rate of 2.1%. This pace is lower than the 3.1% pace seen in the first quarter of 2019, and slightly higher than the second quarter growth rate of 2.0%. The quarter saw increases in consumer spending, government spending, housing investment and exports, while business investment and inventory investment decreased. For the year, economists are forecasting growth around 2.3%, which would come in below the President’s 3% target.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by a disappointing 145,000, the least since May, falling below expectations of 160,000. Previous months were also revised lower. The glittering 266,000 initial estimate for November came down 10,000 while October’s fell from 156,000 to 152,000. For the year, payrolls increased by 2.1 million, an average of 176,000 a month, the slowest year for job creation since 2011. Unemployment held steady after hitting a 50-year low in September at 3.5%. Wages rose 2.9% in December, below the 3.1% projection, slowing sharply from the decade high 3.6% pace in October. December marked the first time that wage gains were below 3% on a year-over-year basis since July 2018.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to leave the benchmark interest rate unchanged while remaining in a range of 1.50% to 1.75%. This pause comes after three consecutive meetings at which the Fed officials chose to cut rates by 0.25%. In its summary of economic projections, the Fed signaled that it expects an extended pause in rate changes. The committee views the current stance of monetary policy as appropriate to support sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2% objective. Members also noted that job gains have been solid, while the unemployment rate has remained low. Indicators suggest that household spending has been rising at a strong pace, while business fixed investment and exports remain weak. The Committee reiterated that it would continue to watch the data to see if global developments and “muted” inflationary pressures affect the U.S. economy.

Market Commentary

The U.S. markets finished 2019 with strong performances across all the sectors, after a rough ending in 2018. The S&P 500 finished the year up 28.5%, which marked its best annual return since 2013. The NASDAQ, led by the technology sector, ended the year with a total return of 35%. The Dow Jones Industrial Average completed the year by posting a return of 22%. The markets surge can be partly attributed to the dramatic policy shift at the Federal Reserve. After raising rates four times in 2018 the philosophy completely flipped leading the Fed to lower rates three times thus leaving the Fed’s key rate back to a range of 1.50% - 1.75%. The Fed did not want the U.S dragged down with the threat of a slowing global economy. Also helping U.S. markets in 2019 was the Trump administration finalizing an initial agreement on a trade deal with China. All of these factors combined to help all the major U.S. markets finish 2019 at or near record highs.

Fund Summary

The Spirit of America Value Fund (the “Fund”), seeks to provide capital appreciation with a secondary objective of current income. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 11 sectors on the S&P 500 Index.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals.

Return Summary

The Fund, had a total return of 31.51% (no load, gross of fees) in 2019. This compares to its benchmark, the S&P 500 Index, which was up 31.49% for the year 2019.

7

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

The material factors that affected the Fund’s outperformance of its benchmark, the S&P 500, were market direction and security selection. Unlike the previous year which only saw 4 of the S&P 500 sectors with positive returns; 2019 finished with all eleven sectors in positive territory. The Information Technology sector ended 2019 with the highest total return of 50.29% in the S&P 500 and the Fund outweighed its benchmark in the IT sector by over 8%. The energy sector was the lowest returning sector of the S&P 500 while still managing a positive 11.81% year ending return. The Fund is only 3.85% weighted in the energy sector as opposed to its benchmark being 4.33% energy weighted. These percentage differences helped the Fund outperform its benchmark in 2019. The Fund did not rely on derivatives or leverage strategies.

Including sales charge and expenses, as of December 31, 2019 the Fund’s Class A Shares one year return was 22.72%. The annualized five year return was 7.46% per year, while the average annual return over the past ten years was 9.69%.

Summary of Portfolio Holdings (Unaudited) As of December 31, 2019
Information Technology	31.53%	$36,021,710
Financials	14.78%	16,892,060
Health Care	12.54%	14,329,317
Industrials	9.89%	11,308,331
Consumer Discretionary	6.93%	7,922,500
Real Estate Investment Trusts	5.74%	6,562,885
Communication Services	5.67%	6,480,360
Consumer Staples	5.48%	6,265,306
Energy	3.86%	4,412,544
Utilities	2.20%	2,519,925
Materials	1.38%	1,572,280
Total Investments	100.00%	$114,287,218

8	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited) For the periods ended December 31, 2019
	1 Year	5 Year	10 Year	Expense Ratios[3]
Class A Shares - with load	22.72%	7.46%	9.69%	1.52%
Class A Shares - no load	29.54%	8.63%	10.29%	1.52%
Class C Shares - with load[1]	27.59%	7.83%	9.50%	2.22%
Class C Shares - no load[1]	28.59%	7.83%	9.50%	2.22%
S&P 500 Index[2]	31.49%	11.70%	13.56%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[3]

Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Fund’s expense ratios as of December 31, 2019, can be found in the financial highlights.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $1.40 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

9

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

10	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are very pleased to provide the 2019 Annual report for the Spirit of America Municipal Tax Free Bond Fund, (“the Fund”). We look forward to continued inflows and further development of the Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and quality. Our goal is to continue seeking current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We appreciate your support of our fund and look forward to your future investment in the Spirit of America Municipal Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

11

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2019 gross domestic product (GDP) to show an increase in the annual growth rate of 2.1%. This pace is lower than the 3.1% pace seen in the first quarter of 2019, and slightly higher than the second quarter growth rate of 2.0%. The quarter saw increases in consumer spending, government spending, housing investment and exports, while business investment and inventory investment decreased. For the year, economists are forecasting growth around 2.3%, which would come in below the President’s 3% target.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by a disappointing 145,000, the least since May, falling below expectations of 160,000. Previous months were also revised lower. The glittering 266,000 initial estimate for November came down 10,000 while October’s fell from 156,000 to 152,000. For the year, payrolls increased by 2.1 million, an average of 176,000 a month, the slowest year for job creation since 2011. Unemployment held steady after hitting a 50-year low in September at 3.5%. Wages rose 2.9% in December, below the 3.1% projection, slowing sharply from the decade high 3.6% pace in October. December marked the first time that wage gains were below 3% on a year-over-year basis since July 2018.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to leave the benchmark interest rate unchanged while remaining in a range of 1.50% to 1.75%. This pause comes after three consecutive meetings at which the Fed officials chose to cut rates by 0.25%. In its summary of economic projections, the Fed signaled that it expects an extended pause in rate changes. The committee views the current stance of monetary policy as appropriate to support sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2% objective. Members also noted that job gains have been solid, while the unemployment rate has remained low. Indicators suggest that household spending has been rising at a strong pace, while business fixed investment and exports remain weak. The Committee reiterated that it would continue to watch the data to see if global developments and “muted” inflationary pressures affect the U.S. economy.

Market Commentary

The municipal bond market eclipsed the $400 billion mark in volume for the fourth time since 2010, thanks to taxable trend that led to a vault in fourth quarter volume. Municipal issuance picked up the pace in December to the tune of $40.79 billion, with taxable bonds accounting for about a quarter of the month’s supply. For the year, volume jumped 21.8% to $421.69 billion from $346.06 billion in 2018. December volume this year is $57.1% higher than last year and 2019’s fourth quarter total of $143.01 billion was 54.1% higher than last year’s. For the year, taxable issuance rose to $67.27 billion from $29.95 billion in 2018. The rise in issuance in 2019 was most likely due to the use of taxable advance refundings, which jump-started the year followed by three interest rate cuts, which led to a lower interest rate environment at the end of the year.

The 30 Year US Treasury yield moved from a 2.95 on 1/2/19 to a 2.39 on 12/31/19. At the same time, the MMD Tax-Free 30 Year AAA yield began the year at 2.99 on 1/2/19 and ended the year at 2.09 on 12/31/19. 2019 was a strong year for performance for municipal bonds during times of heavy volatility due to trade wars as well as the lowering of interest rates. Treasuries with two, five and seven year maturities all posted gains for the year and the Bloomberg Barclays U.S. Treasury index had a firmly positive year-to-date total return.

Fund Summary

The Spirit of America Municipal Tax Free Bond Fund (“the Fund”), seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax. The Fund focuses on quality credits in the municipal market. We are targeting a balance between attractive yield and quality investments.

The Fund can invest in lower rated securities; however we have kept our focus on investing in bonds that are investment grade. Our plan is to continue with this relatively conservative approach to investing in the municipal market.

12	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the municipal market. As of December 31, 2019, approximately 94.88% of the portfolio was above investment grade, with 89.12% rated “A” or better. The average rating of holdings in the Fund is Aa3/AA-.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of the end of December 2019, the Fund consists of 265 different positions varied across 41 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and other public improvement bonds.

While it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside. Additionally, Puerto Rico bonds are exempt from state tax. Due to the struggles Puerto Rico has been facing, the Fund has actively managed its Puerto Rico holdings. As of December 31, 2019, Puerto Rico holdings represent 0.84% of the portfolio, down slightly from 1.13% at the end of 2018.

Return Summary

The Fund’s Class A Shares Net Asset Value (NAV) went from $9.26 to $9.45 during 2019. The Fund is currently at $69,337,115 in net assets with 1,974 shareholder accounts as of December 31, 2019.

The Fund had a total one year return of 6.03% (no load, gross of fees) for 2019. This compares to the 7.54% return of its benchmark, the Bloomberg Barclays Municipal Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account. The Fund’s lower performance relative to the benchmark was largely due to its shorter duration compared to the benchmark at a time of declining interest rates.

The material factors that affected the Fund were the decline in interest rates in 2019 and the selection of high quality securities. As a result of the Fund’s focus on quality, it had very little exposure to Puerto Rico whose challenges have been well documented. The Fund does not rely on derivatives or leverage strategies.

Including the sales charge and expenses, as of December 31, 2019, the Fund’s Class A Shares one year return was 0.09%. The Fund had an annualized five year return of 1.87% and an annualized return since inception of 3.37%.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

13

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Ratings are provided by Moody’s Investor Services and Standard & Poor’s.

The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and

“C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

14	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2019

New York	22.11%	$15,202,335
Connecticut	10.75%	7,392,074
Florida	8.64%	5,945,506
New Jersey	6.54%	4,496,494
Texas	6.30%	4,330,467
Michigan	4.36%	2,997,428
Pennsylvania	3.86%	2,654,689
California	3.58%	2,465,325
Massachusetts	3.40%	2,340,273
Indiana	3.07%	2,109,540
Georgia	2.46%	1,694,042
District of Columbia	1.62%	1,114,723
Washington	1.59%	1,095,190
Maine	1.44%	990,291
New Mexico	1.28%	879,706
Missouri	1.28%	878,600
Rhode Island	1.21%	832,307
Nevada	1.19%	817,513
Ohio	1.10%	758,900
Arizona	1.04%	714,265
Louisiana	0.92%	629,478
Puerto Rico	0.83%	568,973
Alaska	0.79%	546,800
Wyoming	0.73%	$503,003
Virginia	0.72%	496,367
Illinois	0.70%	478,502
Tennessee	0.61%	421,357
Maryland	0.60%	413,311
South Dakota	0.60%	410,353
Kentucky	0.48%	333,278
Utah	0.46%	315,137
Iowa	0.44%	305,490
Nebraska	0.39%	268,350
Oklahoma	0.38%	259,940
Mississippi	0.36%	250,000
Vermont	0.36%	249,653
North Carolina	0.33%	227,285
Oregon	0.20%	140,767
North Dakota	0.15%	105,317
Virgin Islands	0.15%	100,188
Colorado	0.15%	100,000
Wisconsin	0.12%	80,812
Hawaii	0.06%	40,910
Kansas	0.05%	35,000
Money Market Funds	2.60%	1,791,544
Total Investments	100.00%	$68,781,483

15

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited) For the periods ended December 31, 2019
				Expense Ratios[3]
	1 Year	5 Year	10 Year	Gross	With Applicable Waivers
Class A Shares - with load	0.09%	1.87%	3.53%	1.11%	0.92%
Class A Shares - no load	5.06%	2.87%	4.03%	1.11%	0.92%
Class C Shares - with load[1]	3.30%	1.94%	3.13%	1.96%	1.77%
Class C Shares - no load[1]	4.30%	1.94%	3.13%	1.96%	1.77%
Bloomberg Barclays Municipal Bond Index[2]	7.54%	3.53%	4.34%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]

The Bloomberg Barclays Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[3]

Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2019. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 0.90% and 1.75% of the Class A Shares and Class C Shares average daily net assets, respectively, through April 30, 2020. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Advise. Additional information pertaining to the Fund’s expense ratios as of December 31, 2019, can be found in the financial highlights.

16	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

17

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the 2019 Annual Report for the Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008.

As 2019 has come to an end, we could not be more proud and excited about the progress of this fund. Our goal is to continue seeking current income while investing in quality fixed income securities.

We firmly maintain our philosophy that striving for the optimal balance between yield and quality will continue to position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals.

Your support is sincerely appreciated and we look forward to your continued confidence in the Spirit of America Income Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

18	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2019 gross domestic product (GDP) to show an increase in the annual growth rate of 2.1%. This pace is lower than the 3.1% pace seen in the first quarter of 2019, and slightly higher than the second quarter growth rate of 2.0%. The quarter saw increases in consumer spending, government spending, housing investment and exports, while business investment and inventory investment decreased. For the year, economists are forecasting growth around 2.3%, which would come in below the President’s 3% target.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by a disappointing 145,000, the least since May, falling below expectations of 160,000. Previous months were also revised lower. The glittering 266,000 initial estimate for November came down 10,000 while October’s fell from 156,000 to 152,000. For the year, payrolls increased by 2.1 million, an average of 176,000 a month, the slowest year for job creation since 2011. Unemployment held steady after hitting a 50-year low in September at 3.5%. Wages rose 2.9% in December, below the 3.1% projection, slowing sharply from the decade high 3.6% pace in October. December marked the first time that wage gains were below 3% on a year-over-year basis since July 2018.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to leave the benchmark interest rate unchanged while remaining in a range of 1.50% to 1.75%. This pause comes after three consecutive meetings at which the Fed officials chose to cut rates by 0.25%. In its summary of economic projections, the Fed signaled that it expects an extended pause in rate changes. The committee views the current stance of monetary policy as appropriate to support sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2% objective. Members also noted that job gains have been solid, while the unemployment rate has remained low. Indicators suggest that household spending has been rising at a strong pace, while business fixed investment and exports remain weak. The Committee reiterated that it would continue to watch the data to see if global developments and “muted” inflationary pressures affect the U.S. economy.

Market Commentary

The U.S. markets finished 2019 with strong performances across all the sectors, after a rough ending in 2018. The S&P 500 finished the year up 28.5%, which marked its best annual return since 2013. The NASDAQ, led by the technology sector, ended the year with a total return of 35%. The Dow Jones Industrial Average completed the year by posting a return of 22%. The markets surge can be partly attributed to the dramatic policy shift at the Federal Reserve. After raising rates four times in 2018 the philosophy completely flipped leading the Fed to lower rates three times thus leaving the Fed’s key rate back to a range of 1.50% - 1.75%. The Fed did not want the U.S dragged down with the threat of a slowing global economy. Also helping U.S. markets in 2019 was the Trump administration finalizing an initial agreement on a trade deal with China. All of these factors combined to help all the major U.S. markets finish 2019 at or near record highs.

The municipal bond market eclipsed the $400 billion mark in volume for the fourth time since 2010, thanks to taxable trend that led to a vault in fourth quarter volume. Municipal issuance picked up the pace in December to the tune of $40.79 billion, with taxable bonds accounting for about a quarter of the month’s supply. For the year, volume jumped 21.8% to $421.69 billion from $346.06 billion in 2018. December volume this year is $57.1% higher than last year and 2019’s fourth quarter total of $143.01 billion was 54.1% higher than last year’s. For the year, taxable issuance rose to $67.27 billion from $29.95 billion in 2018. The rise in issuance in 2019 was most likely due to the use of taxable advance refundings, which jump-started the year followed by three interest rate cuts, which led to a lower interest rate environment at the end of the year.

The 30 Year Treasury yield moved from a 2.95 on January 2, 2019 to a 2.39 on December 31, 2019. At the same time, the MMD Taxable 30 Year AAA yield began the year at 3.97 on January 2, 2019 and ended the year at 3.20 on December 31, 2019. 2019 was a strong year for performance for municipal bonds during times of heavy volatility due to trade wars as well as the lowering of interest rates. Treasuries with two, five and seven year maturities all posted gains for the year and the Bloomberg Barclays U.S. Treasury index had a firmly positive year-to-date total return.

19

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Fund Summary

The Spirit of America Income Fund (the “Fund”) is the second largest fund in the Spirit of America Family of Funds based on assets under management. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, collateralized mortgage obligations, and master limited partnerships (MLPs).

At the end of 2019, the Fund had over 63% of its assets in taxable municipal bonds, more than 12% in preferred stock, over 10% in corporate bonds, and over 3% in MLPs. We remain diligent in our approach to the market. Here at Spirit of America each and every credit goes through rigorous credit analysis.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results; our results continue to validate that belief.

Return Summary

The Fund had a total return of 12.89% (gross of fees) for fiscal year ended December 31, 2019. This compares to the 8.72% returned by its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period.

The material factors that affected the Fund were market direction and security selection. The Fund’s outperformance relative to its benchmark was principally due to its longer duration compared to its benchmark in a declining interest rate environment. The Fund does not rely on derivatives or leverage strategies.

Including the sales charge and expenses, as of December 31, 2019, the Fund’s Class A Shares one year return was 6.33%. The annualized five year return was 3.50% and the annualized ten year return was 6.16%.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk with a focus on quality.

Summary of Portfolio Holdings (Unaudited) As of December 31, 2019
Municipal Bonds	64.21%	$84,452,398
Preferred Stocks	12.30%	16,183,000
Corporate Bonds	10.17%	13,378,519
Common Stocks	8.85%	11,639,956
Collateralized Mortgage Obligations	0.12%	162,213
Money Market Funds	4.35%	5,725,999
Total Investments	100.00%	$131,542,085

20	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited) For the periods ended December 31, 2019
				Expense Ratios[3]
	1 Year	5 Year	10 Year	Gross	With Applicable Waivers
Class A Shares - with load	6.33%	3.50%	6.16%	1.13%	1.12%
Class A Shares - no load	11.64%	4.51%	6.68%	1.13%	1.12%
Class C Shares - with load[1]	9.79%	3.71%	5.87%	1.88%	1.87%
Class C Shares - no load[1]	10.79%	3.71%	5.87%	1.88%	1.87%
Bloomberg Barclays U.S. Aggregate Bond Index[2]	8.72%	3.05%	3.75%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[3]

Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2019. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.10% and 1.85% of the Class A Shares and Class C Shares average daily net assets, respectively, through April 30, 2020. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2019, can be found in the financial highlights.

21

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

22	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the Annual Report for The Spirit of America Income & Opportunity Fund, (the “Fund”). The Fund began operations on July 8, 2013.

We hope you are as excited as we are to be a part of our fund. The Fund is a comprehensive portfolio of fixed income and equity securities. This fund gives our clients a solid base in high quality fixed income securities and at the same time a diverse portfolio of equity securities.

The Fund is designed to deliver attractive returns and achieve long term success for our investors. Our dedication to providing you with a fund that will merit your long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We appreciate your support of our fund and look forward to your continued investment in The Spirit of America Income & Opportunity Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly* Portfolio Manager

*	Effective January 16, 2020, Mark Reilly has replaced William Mason as Portfolio Manager for the Spirit of America Income & Opportunity Fund.

23

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2019 gross domestic product (GDP) to show an increase in the annual growth rate of 2.1%. This pace is lower than the 3.1% pace seen in the first quarter of 2019, and slightly higher than the second quarter growth rate of 2.0%. The quarter saw increases in consumer spending, government spending, housing investment and exports, while business investment and inventory investment decreased. For the year, economists are forecasting growth around 2.3%, which would come in below the President’s 3% target.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by a disappointing 145,000, the least since May, falling below expectations of 160,000. Previous months were also revised lower. The glittering 266,000 initial estimate for November came down 10,000 while October’s fell from 156,000 to 152,000. For the year, payrolls increased by 2.1 million, an average of 176,000 a month, the slowest year for job creation since 2011. Unemployment held steady after hitting a 50-year low in September at 3.5%. Wages rose 2.9% in December, below the 3.1% projection, slowing sharply from the decade high 3.6% pace in October. December marked the first time that wage gains were below 3% on a year-over-year basis since July 2018.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to leave the benchmark interest rate unchanged while remaining in a range of 1.50% to 1.75%. This pause comes after three consecutive meetings at which the Fed officials chose to cut rates by 0.25%. In its summary of economic projections, the Fed signaled that it expects an extended pause in rate changes. The committee views the current stance of monetary policy as appropriate to support sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2% objective. Members also noted that job gains have been solid, while the unemployment rate has remained low. Indicators suggest that household spending has been rising at a strong pace, while business fixed investment and exports remain weak. The Committee reiterated that it would continue to watch the data to see if global developments and “muted” inflationary pressures affect the U.S. economy.

Market Commentary

The U.S. markets finished 2019 with strong performances across all the sectors, after a rough ending in 2018. The S&P 500 finished the year up 28.5%, which marked its best annual return since 2013. The NASDAQ, led by the technology sector, ended the year with a total return of 35%. The Dow Jones Industrial Average completed the year by posting a return of 22%. The markets surge can be partly attributed to the dramatic policy shift at the Federal Reserve. After raising rates four times in 2018 the philosophy completely flipped leading the Fed to lower rates three times thus leaving the Fed’s key rate back to a range of 1.50% - 1.75%. The Fed did not want the U.S dragged down with the threat of a slowing global economy. Also helping U.S. markets in 2019 was the Trump administration finalizing an initial agreement on a trade deal with China. All of these factors combined to help all the major U.S. markets finish 2019 at or near record highs.

The municipal bond market eclipsed the $400 billion mark in volume for the fourth time since 2010, thanks to taxable trend that led to a vault in fourth quarter volume. Municipal issuance picked up the pace in December to the tune of $40.79 billion, with taxable bonds accounting for about a quarter of the month’s supply. For the year, volume jumped 21.8% to $421.69 billion from $346.06 billion in 2018. December volume this year is $57.1% higher than last year and 2019’s fourth quarter total of $143.01 billion was 54.1% higher than last year’s. For the year, taxable issuance rose to $67.27 billion from $29.95 billion in 2018. The rise in issuance in 2019 was most likely due to the use of taxable advance refunding’s, which jump-started the year followed by three interest rate cuts, which led to a lower interest rate environment at the end of the year.

The Fund invests a portion of its assets in Master Limited Partnerships (MLPs). The Alerian MLP Index (AMZ), a leading gauge of energy MLPs, had a total return of 6.29% for the period of December 31, 2018 through December 31, 2019. At the same time oil prices rose 34.46% with U.S. crude oil closing at $61.06, up from $45.41 at the end of 2018.

The 30 Year U.S. Treasury yield moved from a 3.02 on December 31, 2018 to a 2.391 on December 31, 2019. At the same time, the MMD Taxable 30 Year AAA yield began the year at a 3.97 on January 2, 2019 and ended the year at a 3.2 on December 31, 2019.

24	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Fund Summary

The Spirit of America Income & Opportunity Fund’s (the “Fund”) objective is to provide shareholders with current income and the potential for capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio of equity securities, fixed income securities, and master limited partnerships (MLPs).

At the end of 2019, the Fund had more than 50% of its assets invested in taxable municipal bonds, over 9% in preferred stock, over 7% in master limited partnerships (MLPs), over 1% in corporate bonds, and over 9% in non-MLP common stock positions.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on years of experience being involved with the markets.

Return Summary

The Fund had a total one year return of 13.79% (no load, gross of fees) as of December 31, 2019. This compares to the 8.72% return of its benchmark, the Bloomberg Barclay U.S. Aggregate Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

As we mentioned earlier, yields fell on both the long U.S. Treasury Bond and the taxable municipal market over the year. Moreover, both MLPs and the overall the stock market continued to climb throughout the year. The upward trajectory of the stock market in addition to the bond market yields contributed to the Fund’s outperformance of the benchmark which is solely a measure of the bond market.

The material factors that affected the Fund were market direction and security selection. The holdings of the Fund were chosen based on consideration of several factors including credit ratings, market capitalization, and securities that provide income. The Fund did not rely on derivatives or leverage strategies.

Including the sales charge and expenses, as of December 31, 2019, the Fund’s Class A Shares one year return was 7.08%. The annualized five year return was 2.60% and the annualized return since inception was 3.50% as December 31, 2019.

Summary of Portfolio Holdings (Unaudited) As of December 31, 2019
Municipal Bonds	52.21%	$12,167,586
Common Stocks	29.31%	6,830,147
Preferred Stocks	9.36%	2,180,604
Money Market Funds	3.98%	926,320
U.S. Government & Agency Obligations	2.98%	695,065
Corporate Bonds	2.16%	502,368
Total Investments	100.00%	$23,302,090

25

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited) For the periods ended December 31, 2019
				Expense Ratios[3]
	1 Year	5 Year	Since Inception (July 8, 2013)	Gross	With Applicable Waivers
Class A Shares - with load	7.08%	2.60%	3.50%	1.33%	1.27%
Class A Shares - no load	12.37%	3.60%	4.28%	1.33%	1.27%
Class C Shares - with load[1]	10.58%	2.73%	3.43%	2.08%	2.02%
Class C Shares - no load[1]	11.58%	2.73%	3.43%	2.08%	2.02%
Bloomberg Barclays U.S. Aggregate Bond Index[2]	8.72%	3.05%	3.43%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[3]

Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2019. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.25% and 2.00% of the Class A Shares and Class C Shares average daily net assets, respectively, through April 30, 2020. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2019, can be found in the financial highlights.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.60 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented on the prior page as well as in the Financial Highlights tables.

26	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

27

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS | December 31, 2019

	Shares	Market Value
Common Stocks 97.32%

Diversified REITs 3.43%
American Assets Trust, Inc.	8,400	$385,560
Lexington Realty Trust	2,700	28,674
Liberty Property Trust	11,650	699,583
STORE Capital Corporation	4,080	151,939
VEREIT, Inc.	5,000	46,200
WP Carey, Inc.	22,600	1,808,904
		3,120,860
Energy 3.69%
Cheniere Energy Partners LP	7,100	282,651
Enterprise Products Partners LP	48,677	1,370,744
Exxon Mobil Corporation	750	52,335
Kinder Morgan, Inc.	3,500	74,095
Magellan Midstream Partners LP	8,200	515,534
Marathon Petroleum Corporation	2,109	127,067
MPLX LP	12,386	315,348
Parsley Energy, Inc., Class A	500	9,455
Phillips 66	1,750	194,968
USA Compression Partners, LP	12,000	217,680
Valero Energy Corporation	2,100	196,665
		3,356,542
Financials 0.00%
Ashford, Inc.(a)	81	1,912

Health Care REITs 4.52%
Global Medical REIT, Inc.	15,000	198,450
Healthcare Trust of America, Inc., Class A	5,000	151,400
Healthpeak Properties, Inc.	15,768	543,523
Omega Healthcare Investors, Inc.	1,000	42,350
Senior Housing Properties Trust	2,900	24,476
Ventas, Inc.	12,650	730,411
Welltower, Inc.	29,550	2,416,599
		4,107,209
Hotel & Resort REITs 6.19%
Apple Hospitality REIT, Inc.	54,210	880,912
Braemar Hotels & Resorts, Inc.	17,400	155,382
DiamondRock Hospitality Company	164,647	1,824,289
Pebblebrook Hotel Trust	47,081	1,262,242
RLJ Lodging Trust	66,134	1,171,894
Sotherly Hotels, Inc.	49,000	332,220
		5,626,939
Industrial REITs 11.99%
Duke Realty Corporation	1,000	34,670
Innovative Industrial Properties, Inc.	800	60,696
Prologis, Inc.	92,038	8,204,267
STAG Industrial, Inc.	28,150	888,695
Terreno Realty Corporation	31,525	1,706,764
		10,895,092

See accompanying notes which are an integral part of these financial statements.

28	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Shares	Market Value
Mortgage REITs 2.74%
Blackstone Mortgage Trust, Inc., Class A	28,200	$1,049,604
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,767	507,382
Starwood Property Trust, Inc.	37,550	933,493
		2,490,479
Office REITs 9.57%
Alexandria Real Estate Equities, Inc.	5,700	921,006
Boston Properties, Inc.	13,015	1,794,248
City Office REIT, Inc.	100,558	1,359,544
Hudson Pacific Properties, Inc.	42,600	1,603,890
Kilroy Realty Corporation	16,615	1,393,998
SL Green Realty Corporation	14,300	1,313,884
Vornado Realty Trust	4,600	305,900
		8,692,470
Real Estate Operating Companies 0.14%
Brookfield Property Partners, LP	7,000	127,960

Residential REITs 24.39%
American Campus Communities, Inc.	3,550	166,956
Apartment Investment & Management Company, Class A	40,050	2,068,582
AvalonBay Communities, Inc.	11,590	2,430,423
Camden Property Trust	15,150	1,607,415
Equity LifeStyle Properties, Inc.	40,300	2,836,717
Equity Residential	33,465	2,707,988
Essex Property Trust, Inc.	9,136	2,748,657
Mid-America Apartment Communities, Inc.	12,522	1,651,151
Sun Communities, Inc.	25,300	3,797,530
UDR, Inc.	46,081	2,151,983
		22,167,402
Retail REITs 6.78%
Brixmor Property Group, Inc.	40,675	878,987
Federal Realty Investment Trust	9,475	1,219,717
Kimco Realty Corporation	37,819	783,232
Realty Income Corporation	16,980	1,250,237
Regency Centers Corporation	12,200	769,698
Simon Property Group, Inc.(b)	7,693	1,145,949
Spirit MTA REIT	1,140	875
Spirit Realty Capital, Inc.	2,280	112,130
		6,160,825
Specialized REITs 23.88%
American Tower Corporation	2,300	528,586
CoreSite Realty Corporation	30,825	3,456,099
Crown Castle International Corporation	2,100	298,515
CubeSmart	17,750	558,770
CyrusOne, Inc.	42,700	2,793,861
Digital Realty Trust, Inc.	39,181	4,691,533
Equinix, Inc.	5,425	3,166,572
Extra Space Storage, Inc.	12,695	1,340,846
Gaming and Leisure Properties, Inc.	1,000	43,050
Life Storage, Inc.	12,050	1,304,774
QTS Realty Trust, Inc., Class A	64,650	3,508,556

See accompanying notes which are an integral part of these financial statements.

29

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Shares	Market Value
Specialized REITs (cont.)
Weyerhaeuser Company	500	$15,100
		21,706,262
Total Common Stocks
(Cost $53,830,020)		88,453,952

Preferred Stocks 2.38%

Financial Exchanges & Data 0.11%
Arch Capital Group Ltd., Series E, 5.25%	2,000	50,960
Arch Capital Group Ltd., Series F, 5.45%	2,000	51,580
		102,540
Hotel & Resort REITs 0.73%
Ashford Hospitality Trust, Inc., Series F, 7.38%	6,000	131,760
Hersha Hospitality Trust, Series D, 6.50%	5,000	124,500
Hersha Hospitality Trust, Series E, 6.50%	5,000	125,000
Pebblebrook Hotel Trust, Series F, 6.30%	2,500	64,250
Sotherly Hotels, Inc., Series B, 8.00%	6,000	156,360
Sotherly Hotels, Inc., Series C, 7.88%	2,000	51,500
		653,370
Office REITs 0.07%
Vornado Realty Trust, Series M, 5.25%	2,500	63,850

Residential REITs 0.14%
American Homes 4 Rent, Series G, 5.88%	2,000	52,300
Bluerock Residential Growth REIT, Inc., Series A, 7.13%	3,000	76,403
		128,703
Retail REITs 0.60%
Federal Realty Investment Trust, Series C, 5.00%	6,500	167,310
Monmouth Real Estate Investment Corporation, Series C, 6.13%	4,000	99,680
National Retail Properties, Inc., Series F, 5.20%	11,000	279,730
		546,720
Specialized REITs 0.67%
Digital Realty Trust, Inc., Series I, 6.35%	13,518	348,900
Digital Realty Trust, Inc., Series J, 5.25%	4,000	103,080
Public Storage, Series K, 4.75%	2,000	51,160
QTS Realty Trust, Inc., 7.13%	4,000	108,800
		611,940
Water Utilities 0.06%
Entergy Louisiana LLC, 4.88%	2,000	51,820

Total Preferred Stocks
(Cost $2,082,618)		2,158,943

See accompanying notes which are an integral part of these financial statements.

30	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Municipal Bonds 0.21%
Franklin County Convention Facilities Authority, Revenue Bonds, 6.54%, 12/1/2036	$140,000	$193,864

Total Municipal Bonds
(Cost $163,656)		193,864

Total Investments — 99.91%
(Cost $56,076,294)		90,806,759
Other Assets in Excess of Liabilities — 0.09%		83,323
NET ASSETS — 100.00%		$90,890,082

(a)	Non-income producing security.
(b)	All or a portion of the security is held as collateral for written call options.

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF WRITTEN OPTIONS | DECEMBER 31, 2019

	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Market Value
Written Call Options — (0.00)%
Simon Property Group, Inc. (a)	(10)	$(148,960)	$150.00	January 2020	$(2,020)

Total Written Call Options — (0.00)%
(Premiums Received $1,300)					$(2,020)

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

31

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS | December 31, 2019

	Shares	Market Value
Common Stocks 98.65%

Communication Services 5.44%
AT&T, Inc.	18,100	$707,348
Comcast Corporation, Class A	30,000	1,349,100
Verizon Communications, Inc.	23,540	1,445,356
ViacomCBS, Inc., Class B	3,050	128,008
Walt Disney Company (The)	17,750	2,567,183
		6,196,995
Consumer Discretionary 6.96%
D.R. Horton, Inc.	7,550	398,263
Home Depot, Inc. (The)	12,688	2,770,805
Lennar Corporation, Class A	6,000	334,740
McDonald’s Corporation	8,130	1,606,569
MGM Resorts International	6,600	219,582
Ross Stores, Inc.	6,000	698,520
Royal Caribbean Cruises Ltd.	600	80,106
Target Corporation	11,100	1,423,131
TJX Companies, Inc. (The)	6,400	390,784
		7,922,500
Consumer Staples 5.50%
Altria Group, Inc.	10,750	536,532
Coca-Cola Company (The)	10,900	603,315
Colgate-Palmolive Company	2,500	172,100
Conagra Brands, Inc.	7,100	243,104
Constellation Brands, Inc., Class A	150	28,463
Costco Wholesale Corporation	4,101	1,205,366
Kroger Company (The)	3,000	86,970
Lamb Weston Holdings, Inc.	4,800	412,944
PepsiCo, Inc.	2,400	328,008
Philip Morris International, Inc.	7,350	625,411
Procter & Gamble Company (The)	4,700	587,030
Walmart, Inc.	12,084	1,436,063
		6,265,306
Energy 3.88%
Chevron Corporation	8,260	995,413
ConocoPhillips	8,550	556,007
Devon Energy Corporation	3,000	77,910
EOG Resources, Inc.	8,700	728,712
Exxon Mobil Corporation	8,850	617,553
Kinder Morgan, Inc.	8,750	185,237
Marathon Petroleum Corporation	1,579	95,135
Valero Energy Corporation	12,350	1,156,577
		4,412,544
Financials 13.72%
American Express Company	10,600	1,319,594
Bank of America Corporation	45,300	1,595,466
BankUnited, Inc.	15,350	561,196
Blackstone Group LP (The)	16,700	934,198
Carlyle Group LP (The)	20,950	672,076
Citigroup, Inc.	13,200	1,054,548
CME Group, Inc.	1,404	281,811
Fifth Third Bancorp	15,400	473,396

See accompanying notes which are an integral part of these financial statements.

32	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Shares	Market Value
Financials (cont.)
Goldman Sachs Group, Inc. (The)	4,215	$969,155
Hartford Financial Services Group, Inc. (The)	15,000	911,550
Huntington Bancshares, Inc.	34,750	524,030
JPMorgan Chase & Company	16,042	2,236,255
KeyCorp	34,575	699,798
Lazard Ltd., Class A	10,975	438,561
M&T Bank Corporation	2,200	373,450
Prudential Financial, Inc.	4,500	421,830
SVB Financial Group(a)	5,003	1,255,953
Travelers Companies, Inc. (The)	1,400	191,730
U.S. Bancorp	12,000	711,480
		15,626,077
Health Care 12.59%
AbbVie, Inc.	9,950	880,973
Allergan plc	3,300	630,861
Amgen, Inc.	3,250	783,477
Bristol-Myers Squibb Company	16,750	1,075,182
Centene Corporation(a)	7,600	477,812
CVS Health Corporation	2,961	219,973
Edwards LifeSciences Corporation(a)	1,000	233,290
Gilead Sciences, Inc.	5,300	344,394
Humana, Inc.	2,800	1,026,256
Johnson & Johnson	5,972	871,136
McKesson Corporation	2,250	311,220
Medtronic plc	7,469	847,358
Merck & Company, Inc.	16,300	1,482,485
Pfizer, Inc.	16,900	662,142
Quest Diagnostics, Inc.	4,500	480,555
Thermo Fisher Scientific, Inc.	2,700	877,149
UnitedHealth Group, Inc.	7,800	2,293,044
Vertex Pharmaceuticals, Inc.(a)	3,800	832,010
		14,329,317
Industrials 9.89%
3M Company	2,090	368,718
American Airlines Group, Inc.	1,000	28,680
Boeing Company (The)	3,905	1,272,093
Caterpillar, Inc.	10,075	1,487,876
CSX Corporation	23,325	1,687,797
Cummins, Inc.	2,750	492,140
Deere & Company	6,100	1,056,886
FedEx Corporation	8,035	1,214,972
Honeywell International, Inc.	5,350	946,950
Johnson Controls International plc	8,253	335,980
Masco Corporation	11,500	551,885
United Technologies Corporation	4,100	614,016
Waste Connections, Inc.	13,175	1,196,158
		11,254,151
Information Technology 31.54%
Accenture plc, Class A	6,950	1,463,462
Adobe, Inc.(a)	3,850	1,269,769
Apple, Inc.	19,383	5,691,818
Applied Materials, Inc.	18,970	1,157,929
Box, Inc., Class A(a)	7,200	120,816

See accompanying notes which are an integral part of these financial statements.

33

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Shares	Market Value
Information Technology (cont.)
Cisco Systems, Inc.	39,650	$1,901,614
Cognizant Technology Solutions Corporation, Class A	6,150	381,423
Corning, Inc.	19,000	553,090
Dell Technologies, Inc., Class C(a)	3,624	186,237
DXC Technology Company	3,528	132,618
Fiserv, Inc.(a)	1,950	225,479
Hewlett Packard Enterprise Company	12,300	195,078
HP, Inc.	26,000	534,300
Intel Corporation	11,340	678,699
International Business Machines Corporation	3,208	430,000
Mastercard, Inc., Class A	7,400	2,209,566
Microchip Technology, Inc.	2,050	214,676
Microsoft Corporation	32,809	5,173,979
NetApp, Inc.	5,600	348,600
NortonLifeLock, Inc.	26,200	668,624
NVIDIA Corporation	7,848	1,846,634
Oracle Corporation	33,375	1,768,207
Paychex, Inc.	8,850	752,781
Perspecta, Inc.	764	20,200
QUALCOMM, Inc.	8,320	734,074
Texas Instruments, Inc.	15,125	1,940,386
Visa, Inc., Class A	17,800	3,344,620
Workday, Inc., Class A(a)	11,980	1,970,111
		35,914,790
Materials 1.38%
AdvanSix, Inc.(a)	4,448	88,782
CF Industries Holdings, Inc.	7,700	367,598
Corteva, Inc.	7,233	213,807
Dow, Inc.	7,583	415,018
DuPont de Nemours, Inc.	6,894	442,595
International Paper Company	500	23,025
WestRock Company	500	21,455
		1,572,280
Real Estate Investment Trusts (REITs) 5.54%
Alexandria Real Estate Equities, Inc.	2,050	331,239
American Tower Corporation	950	218,329
Apple Hospitality REIT, Inc.	5,550	90,188
Brixmor Property Group, Inc.	13,500	291,735
CoreSite Realty Corporation	550	61,666
Crown Castle International Corporation	1,950	277,193
CyrusOne, Inc.	11,500	752,445
DiamondRock Hospitality Company	7,500	83,100
Digital Realty Trust, Inc.	2,450	293,363
Equinix, Inc.	1,750	1,021,475
Essex Property Trust, Inc.	400	120,344
Pebblebrook Hotel Trust	1,500	40,215
Prologis, Inc.	6,400	570,496
QTS Realty Trust, Inc., Class A	14,100	765,207
Realty Income Corporation	3,550	261,386
Simon Property Group, Inc.	250	37,240
Sun Communities, Inc.	4,100	615,410
Terreno Realty Corporation	3,600	194,904

See accompanying notes which are an integral part of these financial statements.

34	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Shares	Market Value
Real Estate Investment Trusts (REITs) (cont.)
Welltower, Inc.	3,375	$276,007
		6,301,942
Utilities 2.21%
AES Corporation	8,000	159,200
American Electric Power Company, Inc.	1,750	165,392
Edison International	1,100	82,951
NextEra Energy, Inc.	5,600	1,356,096
WEC Energy Group, Inc.	8,200	756,286
		2,519,925
Total Common Stocks
(Cost $61,639,208)		112,315,827

Preferred Stocks 1.73%

Communication Services 0.25%
Qwest Corporation, 7.00%	2,500	65,175
Telephone & Data Systems, Inc., 7.00%	4,000	101,400
United States Cellular Corporation, 7.25%	2,000	51,640
United States Cellular Corporation, 7.25%	2,500	65,150
		283,365
Financials 1.11%
American Financial Group, Inc., 6.00%	5,300	139,231
Annaly Capital Management, Inc., Series F, 6.95%	2,000	51,700
Ares Management Corporation, Series A, 7.00%	2,500	67,500
Bank of America Corporation, Series EE, 6.00%	2,500	66,000
Bank of America Corporation, Series GG, 6.00%	4,000	109,960
Bank of America Corporation, Series HH, 5.88%	2,000	54,160
Bank of America Corporation, Series LL, 5.00%	2,000	52,360
Charles Schwab Corporation (The), Series C, 6.00%	2,000	52,000
Globe Life, Inc., 6.13%	5,000	132,050
Hancock Holding Company, 5.95%	2,500	64,125
JPMorgan Chase & Company, Series EE, 6.00%	2,000	56,280
KKR & Company LP, Series B, 6.50%	2,000	53,780
Ladenburg Thalmann Financial Services, Inc., Series A, 8.00%	7,000	175,560
Northern Trust Corporation, Series E, 4.70%	1,360	35,537
Prospect Capital Corporation, 6.25%	4,000	101,200
Prudential Financial, Inc., 5.63%	2,000	54,540
		1,265,983
Industrials 0.05%
KeyCorp, Series G, 5.63%	2,000	54,180

Information Technology 0.09%
eBay, Inc., 6.00%	4,000	106,920

Real Estate Investment Trusts 0.23%
Digital Realty Trust, Inc., Series L, 5.20%	2,000	51,620
Public Storage, Series I, 4.88%	1,917	49,363
Public Storage, Series K, 4.75%	2,000	51,160

See accompanying notes which are an integral part of these financial statements.

35

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Shares	Market Value
Real Estate Investment Trusts (cont.)
QTS Realty Trust, Inc., 7.13%	4,000	$108,800
		260,943
Total Preferred Stocks
(Cost $1,871,184)		1,971,391

Total Investments — 100.38%
(Cost $63,510,392)		114,287,218
Liabilities in Excess of Other Assets — (0.38)%		(428,060)
NET ASSETS — 100.00%		$113,859,158

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

36	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS | December 31, 2019

	Principal Amount	Market Value
Municipal Bonds 96.62%

Alaska 0.79%
Alaska Housing Finance Corporation, State Single-Family Housing, Revenue Bonds, (OID), Callable 6/1/2021 @ 100, 4.13%, 12/1/2037	$45,000	$46,060
Northern Tobacco Securitization Corporation, Refunding Revenue Bonds, (OID), 5.00%, 6/1/2032	500,000	500,740
		546,800
Arizona 1.03%
City of Phoenix, AZ, General Obligation Unlimited, Callable 7/1/2026 @ 100, 5.00%, 7/1/2027	500,000	614,265
State of Arizona Lottery Revenue, Public Improvements Revenue Bonds, (AGM), Callable 1/1/2020 @ 100, 5.00%, 7/1/2028	100,000	100,000
		714,265
California 3.56%
California Educational Facilities Authority, Revenue Bonds, Callable 10/1/2021 @ 100, 6.13%, 10/1/2030	130,000	141,752
California State Public Works Board, Revenue Bonds, Callable 11/1/2026 @ 100, 5.00%, 11/1/2029	600,000	738,834
City of Los Angeles, CA Wastewater System Revenue, Refunding Revenue Bonds, (OID), Callable 6/1/2022 @ 100, 3.38%, 6/1/2029	100,000	104,422
Los Angeles Community College District, General Obligation Unlimited, Callable 8/1/2026 @ 100, 4.00%, 8/1/2038	500,000	562,975
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, Callable 5/15/2026 @ 100, 4.00%, 5/15/2037	145,000	161,288
State of California, General Obligation Unlimited, Callable 8/1/2025 @ 100, 5.00%, 8/1/2029	250,000	299,927
State of California, General Obligation Unlimited, Callable 9/1/2026 @ 100, 4.00%, 9/1/2036	175,000	197,519
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, (OID), Callable 11/1/2020 @ 100, 5.25%, 11/1/2030	250,000	258,608
		2,465,325
Colorado 0.14%
Colorado Health Facilities Authority, Refunding Revenue Bonds, Callable 1/1/2020 @ 100, 5.25%, 1/1/2030	100,000	100,000

Connecticut 10.66%
City of New Haven, CT, General Obligation Unlimited, Callable 8/15/2026 @ 100, 5.00%, 8/15/2036	230,000	266,837
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Callable 11/15/2025 @ 100, 3.25%, 11/15/2036	250,000	257,553
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, (GO OF AUTH), Callable 5/15/2021 @ 100, 4.63%, 11/15/2041	215,000	221,020
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Callable 5/15/2021 @ 100, 3.25%, 11/15/2027	150,000	152,631
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Callable 5/15/2022 @ 100, 3.05%, 5/15/2031	200,000	203,428
Connecticut Housing Finance Authority, Refunding Revenue Bonds, (GO OF AUTH), Callable 5/15/2020 @ 100, 4.88%, 11/15/2046	100,000	100,928
Connecticut Housing Finance Authority, Refunding Revenue Bonds, (GO OF AUTH), Callable 5/15/2021 @ 100, 3.35%, 5/15/2028	250,000	254,435
Connecticut Housing Finance Authority, Refunding Revenue Bonds, (OID), Callable 11/15/2021 @ 100, 3.30%, 11/15/2037	250,000	252,875
Connecticut Housing Finance Authority, Revenue Bonds, Callable 5/15/2027 @ 100, 3.40%, 11/15/2037	25,000	26,088

See accompanying notes which are an integral part of these financial statements.

37

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Connecticut (cont.)
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Callable 5/15/2021 @ 100, 3.88%, 11/15/2038	$30,000	$30,082
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Callable 5/15/2021 @ 100, 3.50%, 5/15/2031	250,000	253,668
Connecticut State Health & Educational Facility Authority, Healthcare, Hospital, & Nursing Home Improvements, Refunding Revenue Bonds, Callable 7/1/2021 @ 100, 5.00%, 7/1/2032	440,000	462,937
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Callable 7/1/2022 @ 100, 4.50%, 7/1/2038	500,000	521,795
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Callable 7/1/2022 @ 100, 5.00%, 7/1/2042	500,000	531,900
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, (OID), Callable 7/1/2022 @ 100, 4.25%, 7/1/2031	500,000	525,795
Connecticut State Health & Educational Facility Authority, Private Primary Schools, Revenue Bonds, Callable 7/1/2022 @ 100, 4.00%, 7/1/2033	100,000	104,107
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 7/1/2024 @ 100, 5.00%, 7/1/2034	100,000	112,840
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 5.00%, 7/1/2034	250,000	292,992
Connecticut State Health & Educational Facility Authority, Revenue Bonds, (AGM) (OID), Callable 7/1/2021 @ 100, 4.00%, 7/1/2037	250,000	255,717
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Callable 7/1/2020 @ 100, 5.00%, 7/1/2028	100,000	101,753
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 10/1/2023 @ 100, 5.00%, 10/1/2030	250,000	281,175
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 11/1/2020 @ 100, 5.00%, 11/1/2022	100,000	103,111
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 1/1/2023 @ 100, 5.00%, 1/1/2028	445,000	491,262
State of Connecticut, General Obligation Unlimited, 5.00%, 6/15/2024	250,000	289,623
State of Connecticut, General Obligation Unlimited, Callable 4/15/2027 @ 100, 5.00%, 4/15/2032	500,000	603,105
State of Connecticut, General Obligation Unlimited, 5.00%, 11/1/2020	100,000	103,212
State of Connecticut, Public Improvements, General Obligation Unlimited, Callable 4/15/2022 @ 100, 4.00%, 4/15/2032	250,000	261,450
University of Connecticut, University & College Improvements, Revenue Bonds, Callable 2/15/2024 @ 100, 5.00%, 2/15/2034	250,000	279,535
University of Connecticut, University & College Improvements, Revenue Bonds, (GO OF UNIVERSITY), Callable 2/15/2020 @ 100, 5.00%, 2/15/2028	50,000	50,220
		7,392,074
District of Columbia 1.61%
District of Columbia Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (Fannie Mae), 4.45%, 6/15/2031	320,000	342,202
District of Columbia Housing Finance Agency, State Single-Family Housing, Revenue Bonds, (Fannie Mae), Callable 12/1/2021 @ 100, 4.90%, 6/1/2040	280,000	296,100
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 4/1/2026 @ 100, 5.00%, 10/1/2034	150,000	179,131
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 4/1/2026 @ 100, 5.00%, 10/1/2036	250,000	297,290
		1,114,723

See accompanying notes which are an integral part of these financial statements.

38	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Florida 8.57%
Central Florida Expressway Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 4.00%, 7/1/2035	$150,000	$167,640
Citizens Property Insurance Corporation, Miscellaneous Purposes, Revenue Bonds, 4.75%, 6/1/2020	150,000	152,195
City of Miami, FL, Parking Facility Improvements, Revenue Bonds, (AGM) (OID), Callable 7/1/2020 @ 100, 5.25%, 7/1/2039	125,000	127,607
City of Miami, FL, Parking Facility Improvements, Revenue Bonds, (AGM) (OID), Callable 7/1/2020 @ 100, 5.25%, 7/1/2035	105,000	107,190
City of Orlando, FL, Public Improvements, Revenue Bonds, Callable 10/1/2024 @ 100, 5.00%, 10/1/2046	1,000,000	1,144,140
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds (OID), Callable 8/15/2020 @ 100, 5.75%, 8/15/2029	160,000	163,995
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, (OID), Callable 8/15/2020 @ 100, 5.50%, 8/15/2024	250,000	256,205
Florida Gulf Coast University Financing Corporation, University & College Improvements, Revenue Bonds, Callable 2/1/2021 @ 100, 5.00%, 2/1/2028	100,000	103,814
Florida Higher Educational Facilities Financial Authority, University & College Improvements, Refunding Revenue Bonds, (OID), Callable 4/1/2021 @ 100, 6.00%, 4/1/2026	130,000	136,933
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, (AGM) (OID), Callable 10/1/2021 @ 100, 5.25%, 10/1/2033	100,000	106,477
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, (AGM) (OID), Callable 10/1/2021 @ 100, 5.50%, 10/1/2041	100,000	106,803
FSU Financial Assistance, Inc., State Single-Family Housing, Refunding Revenue Bonds, Callable 10/1/2022 @ 100, 5.00%, 10/1/2030	500,000	543,885
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements, Revenue Bonds, Callable 10/1/2020 @ 100, 5.00%, 10/1/2025	200,000	206,022
Hillsborough County Industrial Development Authority, School Improvements, Revenue Bonds, 5.13%, 5/15/2037	210,000	210,170
JEA Water & Sewer System Revenue, Revenue Bonds, (OID), 3.88%, 10/1/2037	250,000	250,263
Miami-Dade County Aviation Revenue, Revenue Bonds, (OID), Callable 10/1/2020 @ 100, 5.25%, 10/1/2030	115,000	118,544
Miami-Dade County Aviation Revenue, Revenue Bonds, (OID), 5.25%, 10/1/2030	35,000	36,079
Miami-Dade County Educational Facilities Authority, University & College Improvements, Revenue Bonds, (AMBAC), 5.25%, 4/1/2031	260,000	336,913
North Sumter County Utility Dependent District, Water & Utility Improvements, Revenue Bonds, (AGM) (OID), Callable 10/1/2020 @ 100, 5.38%, 10/1/2040	400,000	412,180
Palm Beach County School District, Refunding Bonds, Certificate of Participation, 5.00%, 8/1/2024	45,000	47,781
School Board of Miami-Dade County/The, Certificate of Participation, Callable 2/1/2026 @ 100, 4.00%, 2/1/2033	1,000,000	1,102,240
Tampa-Hillsborough County Expressway Authority, Refunding Revenue Bonds, Callable 7/1/2022 @ 100, 5.00%, 7/1/2037	100,000	108,430
		5,945,506
Georgia 2.44%
Albany-Dougherty Inner City Authority, University & College Improvements, Revenue Bonds, Callable 7/1/2020 @ 100, 5.00%, 7/1/2035	250,000	254,157
Albany-Dougherty Payroll Development Authority, University & College Improvements, Revenue Bonds, (AGM) (OID), Callable 6/15/2020 @ 100, 5.50%, 6/15/2036	325,000	330,730
City of Atlanta GA Water & Wastewater Revenue, Revenue Bonds, Callable 11/1/2029 @ 100, 3.00%, 11/1/2037	500,000	521,175
Fulton County Development Authority, Georgia Tech Athletic Association, Revenue Bonds, 5.00%, 10/1/2022	145,000	160,119

See accompanying notes which are an integral part of these financial statements.

39

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Georgia (cont.)
Fulton County Development Authority, Georgia Tech Athletic Association, Revenue Bonds, 5.00%, 10/1/2022	$5,000	$5,513
Fulton County Development Authority, Georgia Tech Athletic Association, Refunding Revenue Bonds, (OID), Callable 10/1/2022 @ 100, 4.25%, 10/1/2037	100,000	105,083
Fulton County Development Authority, University & College Improvements, Revenue Bonds, (OID), Callable 4/1/2021 @ 100, 5.75%, 10/1/2041	250,000	264,388
Fulton County Development Authority, University & College Improvements, Revenue Bonds, (OID), Callable 4/1/2021 @ 100, 5.75%, 10/1/2031	50,000	52,877
		1,694,042
Hawaii 0.06%
Hawai’i Pacific Health, Hospital Improvements, Revenue Bonds, (OID), 5.75%, 7/1/2040	40,000	40,910

Illinois 0.69%
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, (OID), Callable 8/15/2021 @ 100, 5.88%, 8/15/2034	100,000	106,692
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, (OID), 6.00%, 6/1/2028	250,000	267,103
University of Illinois, University & College Improvements, Revenue Bonds, Callable 4/1/2021 @ 100, 5.50%, 4/1/2031	100,000	104,707
		478,502
Indiana 3.04%
Town of Munster, IN, Public Improvements, Tax Allocation Bonds, (OID), Callable 7/15/2021 @ 100, 5.13%, 1/15/2031	2,000,000	2,109,540

Iowa 0.44%
State of Iowa, Revenue Bonds, Callable 6/1/2026 @ 100, 5.00%, 6/1/2027	250,000	305,490

Kansas 0.05%
Kansas Development Finance Authority, Revenue Bonds, Callable 1/1/2020 @ 100, 5.00%, 1/1/2035	35,000	35,000

Kentucky 0.48%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Revenue Bonds, (AGM), Callable 9/1/2020 @ 100, 5.00%, 9/1/2023	325,000	333,278

Louisiana 0.91%
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 2/1/2023 @ 100, 5.00%, 2/1/2035	100,000	109,918
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 2/1/2023 @ 100, 4.00%, 2/1/2048	500,000	519,560
		629,478

See accompanying notes which are an integral part of these financial statements.

40	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Maine 1.43%
Maine Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (OID), Callable 7/1/2022 @ 100, 3.63%, 7/1/2041	$500,000	$511,910
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2022 @ 100, 3.45%, 11/15/2032	100,000	102,623
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2022 @ 100, 3.60%, 11/15/2036	100,000	102,521
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2022 @ 100, 4.50%, 11/15/2037	105,000	110,079
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2024 @ 100, 3.75%, 11/15/2044	100,000	103,360
Maine Turnpike Authority, Refunding Revenue Bonds, Callable 7/1/2025 @ 100, 5.00%, 7/1/2026	50,000	59,798
		990,291
Maryland 0.60%
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, (OID), 4.63%, 5/15/2035	60,000	60,780
Montgomery County Housing Opportunities Commission, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae), Callable 1/1/2022 @ 100, 3.63%, 7/1/2033	345,000	352,531
		413,311
Massachusetts 3.38%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, (OID), Callable 1/1/2020 @ 100, 5.20%, 1/1/2027	40,000	40,036
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, (OID), Callable 1/1/2020 @ 100, 5.25%, 1/1/2029	15,000	15,014
Massachusetts Health & Educational Facilities Authority, Healthcare, Hospital & Nursing Home Improvements, Refunding Revenue Bonds, (OID), Callable 7/1/2020 @ 100, 5.00%, 7/1/2030	130,000	132,428
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 6/1/2026 @ 100, 3.15%, 12/1/2026	120,000	129,557
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.75%, 12/1/2037	250,000	266,682
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2025 @ 100, 3.25%, 12/1/2036	575,000	595,631
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.55%, 12/1/2037	250,000	263,385
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2027 @ 100, 3.25%, 12/1/2032	200,000	211,478
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.25%, 12/1/2032	250,000	262,683
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, 4.85%, 12/1/2029	60,000	60,061
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, 5.13%, 12/1/2039	65,000	65,075
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (FHA) (INS), Callable 6/1/2020 @ 100, 5.25%, 12/1/2035	175,000	177,828
Massachusetts School Building Authority, Revenue Bonds, Callable 8/15/2025 @ 100, 5.00%, 8/15/2026	100,000	120,415
		2,340,273

See accompanying notes which are an integral part of these financial statements.

41

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Michigan 4.32%
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, 6.00%, 12/1/2035	$500,000	$500,205
Michigan State Building Authority, Refunding Revenue Bonds, (OID), Callable 10/15/2021 @ 100, 5.38%, 10/15/2036	100,000	106,880
Michigan State Building Authority, Refunding Revenue Bonds, (OID), Callable 10/15/2021 @ 100, 5.20%, 10/15/2031	750,000	798,345
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, (GO OF AUTH), Callable 4/1/2022 @ 100, 4.50%, 10/1/2036	710,000	737,867
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes, Revenue Bonds, (OID), 6.00%, 6/1/2048	595,000	601,206
Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, 6.88%, 6/1/2042	250,000	252,925
		2,997,428
Mississippi 0.36%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 1/1/2020 @ 100, 5.25%, 1/1/2030	250,000	250,000

Missouri 1.27%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, (OID), 5.88%, 10/1/2036	245,000	245,662
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, (OID), Callable 11/15/2022 @ 100, 3.75%, 11/15/2039	100,000	103,113
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, (OID), Callable 11/15/2024 @ 100, 4.00%, 11/15/2045	500,000	529,825
		878,600
Nebraska 0.39%
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, Callable 1/1/2022 @ 100, 5.00%, 1/1/2025	155,000	166,377
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, Callable 1/1/2022 @ 100, 5.00%, 1/1/2025	95,000	101,973
		268,350
Nevada 1.18%
City of Reno, NV, Revenue Bonds, (AMBAC) (OID), Callable 6/1/2020 @ 100, 5.50%, 6/1/2028	5,000	5,014
Nevada Housing Division, State Single-Family Housing, Revenue Bonds, (Ginnie Mae), Callable 4/1/2020 @ 100, 4.40%, 4/1/2027	10,000	10,047
Nevada System of Higher Education, Certification of Participation, Callable 7/1/2026 @ 100, 4.00%, 7/1/2027	700,000	802,452
		817,513
New Jersey 6.48%
Borough of Seaside Heights, NJ, General Obligation Unlimited, Callable 4/1/2025 @ 100, 4.00%, 4/1/2026	125,000	138,893
Essex County Improvement Authority, Public Improvements, Revenue Bonds, (AGM) (OID), 5.75%, 11/1/2030	250,000	259,358
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/1/2025	150,000	184,131
New Jersey Economic Development Authority, Refunding Revenue Bonds, (State Appropriation) (OID), Callable 3/1/2021 @ 100, 5.25%, 9/1/2026	420,000	438,152
New Jersey Economic Development Authority, School Improvements, Refunding Revenue Bonds, Callable 3/1/2023 @ 100, 5.00%, 3/1/2031	300,000	326,148

See accompanying notes which are an integral part of these financial statements.

42	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
New Jersey (cont.)
New Jersey Economic Development Authority, School Improvements, Revenue Bonds, Callable 6/15/2020 @ 100, 5.00%, 12/15/2032	$100,000	$101,472
New Jersey Economic Development Authority, University & College Improvements, Revenue Bonds, Callable 6/15/2023 @ 100, 5.00%, 6/15/2030	250,000	278,822
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, (OID), 5.00%, 7/1/2027	15,000	15,049
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, (OID), 6.00%, 7/1/2037	200,000	214,486
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Callable 12/1/2020 @ 100, 5.25%, 12/1/2028	115,000	115,095
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Callable 12/1/2020 @ 100, 5.25%, 12/1/2032	100,000	100,081
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Callable 12/1/2020 @ 100, 5.00%, 12/1/2036	65,000	67,074
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/1/2025 @ 100, 3.50%, 11/1/2036	500,000	523,680
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/1/2025 @ 100, 3.90%, 11/1/2050	175,000	182,308
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 5.00%, 6/15/2021	150,000	157,767
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, (State Appropriation), Callable 6/15/2021 @ 100, 5.00%, 6/15/2022	150,000	158,303
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, (State Appropriation) (OID), Callable 6/15/2021 @ 100, 5.25%, 6/15/2031	220,000	231,286
New Jersey Turnpike Authority, Highway Improvements, Revenue Bonds, 5.00%, 1/1/2031	200,000	219,452
State of New Jersey, Public Improvements, General Obligation Unlimited, Callable 6/1/2025 @ 100, 4.00%, 6/1/2034	250,000	273,157
Tenafly School District, Refunding Bonds, General Obligation Unlimited, (OID), Callable 7/15/2022 @ 100, 3.00%, 7/15/2029	250,000	256,025
Tenafly School District, Refunding Bonds, General Obligation Unlimited, (OID), Callable 7/15/2022 @ 100, 3.00%, 7/15/2030	250,000	255,755
		4,496,494
New Mexico 1.27%
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, (OID), Callable 8/1/2022 @ 100, 4.00%, 8/1/2042	500,000	536,880
New Mexico Mortgage Finance Authority, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), Callable 3/1/2022 @ 100, 3.25%, 9/1/2027	110,000	113,227
New Mexico Mortgage Finance Authority, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), Callable 3/1/2022 @ 100, 3.55%, 9/1/2032	150,000	153,430
Village of Los Ranchos de Albuquerque, NM, Refunding Revenue Bonds, OID), Callable 9/1/2020 @ 100, 4.50%, 9/1/2040	75,000	76,169
		879,706
New York 21.93%
Hudson Yards Infrastructure Corporation, Public Improvements, Revenue Bonds, Callable 2/15/2021 @ 100, 5.75%, 2/15/2047	95,000	99,615
Hudson Yards Infrastructure Corporation, Revenue Bonds, Callable 2/15/2021 @ 100, 5.25%, 2/15/2047	190,000	197,963
Hudson Yards Infrastructure Corporation, Revenue Bonds, 5.25%, 2/15/2047	10,000	10,472
Hudson Yards Infrastructure Corporation, Revenue Bonds, Series A, Callable 2/15/2027 @ 100, 4.00%, 2/15/2044	575,000	634,559
Metropolitan Transportation Authority, Refunding Revenue Bonds, 5.25%, 11/15/2028	50,000	58,246
Metropolitan Transportation Authority, Refunding Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2037	250,000	306,108
Metropolitan Transportation Authority, Revenue Bonds, 5.00%, 11/15/2028	250,000	317,360
Metropolitan Transportation Authority, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2035	250,000	308,193

See accompanying notes which are an integral part of these financial statements.

43

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
New York (cont.)
Metropolitan Transportation Authority, Revenue Bonds, (OID), 4.75%, 11/15/2036	$140,000	$149,981
Metropolitan Transportation Authority, Revenue Bonds, (OID), 4.75%, 11/15/2036	110,000	116,222
Metropolitan Transportation Authority, Transit Improvements, Refunding Revenue Bonds, 5.00%, 11/15/2028	250,000	301,395
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Callable 5/15/2023 @ 100, 5.00%, 11/15/2033	100,000	110,518
Monroe County Industrial Development Corporation, Hospital Improvements, Revenue Bonds, (INS), Callable 2/15/2021 @ 100, 5.75%, 8/15/2035	250,000	263,122
New York City Housing Development Corporation, Local Multi-Family Housing Revenue Bonds, Callable 11/1/2020 @ 100, 4.75%, 5/1/2041	250,000	255,805
New York City Housing Development Corporation, Local Multi-Family Housing, Revenue Bonds, Callable 3/16/2020 @ 100, 4.90%, 11/1/2040	250,000	251,400
New York City Housing Development Corporation, Local Multi-Family Housing, Revenue Bonds, Callable 5/1/2020 @ 100, 4.85%, 11/1/2035	250,000	252,762
New York City Housing Development Corporation, Local Multi-Family Housing, Revenue Bonds, 5.00%, 5/1/2020	150,000	151,891
New York City Housing Development Corporation, Revenue Bonds, Callable 2/1/2026 @ 100, 3.50%, 11/1/2032	150,000	159,771
New York City Housing Development Corporation, Revenue Bonds, Callable 11/1/2025 @ 100, 3.60%, 11/1/2031	250,000	268,347
New York City Housing Development Corporation, Revenue Bonds, Callable 5/1/2025 @ 100, 3.10%, 11/1/2032	250,000	259,412
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, (FGIC), 5.00%, 3/1/2046	1,500,000	1,515,555
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, (FGIC), 5.00%, 3/1/2031	145,000	146,505
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, (FGIC) (OID), 4.50%, 3/1/2039	100,000	101,038
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, (NATL-RE), 5.00%, 3/1/2036	115,000	116,195
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, (OID), Callable 1/1/2020 @ 100, 6.50%, 1/1/2046	650,000	652,619
New York City Transitional Finance Authority, Revenue Bonds, Callable 8/1/2029 @ 100, 5.00%, 8/1/2043	500,000	617,240
New York City Transitional Finance Authority, Revenue Bonds, Callable 8/1/2029 @ 100, 4.00%, 8/1/2044	250,000	281,165
New York City Transitional Finance Authority Building Aid Revenue, Public Improvements, Revenue Bonds, (State Aid Withholding), Callable 1/15/2025 @ 100, 5.00%, 7/15/2027	250,000	294,530
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, 5.00%, 7/15/2031	250,000	298,580
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 8/1/2023	100,000	113,728
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 8/1/2026 @ 100, 4.00%, 8/1/2035	100,000	112,730
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 8/1/2024	100,000	117,345
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Callable 5/1/2027 @ 100, 4.00%, 5/1/2044	300,000	331,404
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 8/1/2025 @ 100, 5.00%, 8/1/2027	25,000	29,913
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 11/1/2020 @ 100, 5.00%, 8/1/2021	100,000	106,180
New York City Water & Sewer System, Revenue Bonds, 5.00%, 6/15/2045	35,000	37,668

See accompanying notes which are an integral part of these financial statements.

44	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
New York (cont.)
New York City Water & Sewer System, Revenue Bonds, Callable 6/15/2027 @ 100, 5.00%, 6/15/2032	$100,000	$123,027
New York City Water & Sewer System, Revenue Bonds, Callable 12/15/2021 @ 100, 5.00%, 6/15/2045	215,000	229,130
New York Liberty Development Corporation, Refunding Revenue Bonds, Callable 1/15/2020 @ 100, 5.63%, 7/15/2047	250,000	250,390
New York State Dormitory Authority, Refunding Revenue Bonds, (State Aid Withholding), Callable 10/1/2022 @ 100, 3.25%, 4/1/2031	280,000	288,036
New York State Dormitory Authority, Revenue Bonds, 5.00%, 5/15/2020	100,000	101,470
New York State Dormitory Authority, Revenue Bonds, 5.00%, 8/15/2021	100,000	106,565
New York State Dormitory Authority, Revenue Bonds, Callable 3/15/2028 @ 100, 5.00%, 3/15/2043	250,000	301,782
New York State Dormitory Authority, Revenue Bonds, 4.75%, 10/1/2040	5,000	5,113
New York State Dormitory Authority, Revenue Bonds, 5.00%, 5/15/2022	165,000	180,187
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2025 @ 100, 5.00%, 7/1/2037	385,000	448,471
New York State Dormitory Authority, Revenue Bonds, 4.75%, 10/1/2040	160,000	164,558
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, (OID), 5.25%, 7/1/2031	40,000	42,583
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 5/1/2020 @ 100, 4.85%, 11/1/2036	100,000	100,774
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (SONYMA), Callable 5/1/2020 @ 100, 5.20%, 5/1/2042	500,000	505,000
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (SONYMA), Callable 5/1/2020 @ 100, 4.75%, 5/1/2031	200,000	201,900
New York State Thruway Authority, Revenue Bonds, Callable 1/1/2026 @ 100, 4.00%, 1/1/2037	100,000	109,034
New York State Urban Development Corporation, Public Improvements, Revenue Bonds, 5.00%, 3/15/2020	100,000	100,795
Port Authority of New York & New Jersey, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2030	250,000	313,698
Port Authority of New York & New Jersey, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2037	250,000	306,518
State of New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, Callable 10/1/2021 @ 100, 3.75%, 10/1/2032	1,000,000	1,023,080
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2023	100,000	115,026
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2027	100,000	122,352
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2021	50,000	53,709
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2025 @ 100, 5.00%, 11/15/2040	310,000	365,747
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2025 @ 100, 5.00%, 11/15/2035	250,000	297,853
		15,202,335
North Carolina 0.33%
University of North Carolina at Charlotte/The, Revenue Bonds, Callable 10/1/2027 @ 100, 4.00%, 10/1/2037	100,000	111,873
University of North Carolina at Charlotte/The, University & College Improvements, Revenue Bonds, Callable 4/1/2025 @ 100, 5.00%, 4/1/2040	100,000	115,412
		227,285
North Dakota 0.15%
City of Bismarck, ND, Sanitary Sewer Revenue, Revenue Bonds, Callable 5/1/2025 @ 100, 3.00%, 5/1/2029	100,000	105,317

See accompanying notes which are an integral part of these financial statements.

45

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Ohio 1.09%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, 6.50%, 6/1/2047	$80,000	$81,522
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, (OID), 6.00%, 6/1/2042	420,000	422,596
Ohio Higher Educational Facility Commission, Revenue Bonds, (OID), Callable 7/1/2020 @ 100, 5.00%, 7/1/2044	165,000	168,156
Ohio Higher Educational Facility Commission, Revenue Bonds, (OID), 5.00%, 7/1/2044	85,000	86,626
		758,900
Oklahoma 0.37%
Oklahoma Municipal Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Callable 1/1/2023 @ 100, 4.00%, 1/1/2047	250,000	259,940

Oregon 0.20%
Medford Hospital Facilities Authority, Refunding Revenue Bonds, (AGM), Callable 8/15/2020 @ 100, 5.00%, 8/15/2021	100,000	102,408
Oregon Health & Science University, Refunding Revenue Bonds, Callable 7/1/2022 @ 100, 5.00%, 7/1/2032	35,000	38,359
		140,767
Pennsylvania 3.83%
Allegheny County Sanitary Authority, Sewer Improvements, Revenue Bonds, Callable 12/1/2023 @ 100, 5.25%, 12/1/2044	500,000	566,010
City of Philadelphia, PA, Refunding Bonds, General Obligation Unlimited, (AGM) (OID), 5.25%, 8/1/2026	135,000	138,281
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/1/2022 @ 100, 5.00%, 5/1/2037	100,000	104,928
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/1/2022 @ 100, 5.00%, 5/1/2042	100,000	104,443
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds (OID), Callable 11/1/2022 @ 100, 4.00%, 5/1/2032	100,000	101,951
Pennsylvania Housing Finance Agency, Revenue Bonds, Callable 4/1/2027 @ 100, 3.65%, 10/1/2042	100,000	104,401
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2036	100,000	120,337
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2034	190,000	229,664
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2035	125,000	150,757
Pennsylvania Turnpike Commission, Revenue Bonds, Callable 12/1/2025 @ 100, 5.00%, 12/1/2045	500,000	571,395
Pennsylvania Turnpike Commission, Revenue Bonds, 5.25%, 7/15/2028	150,000	195,342
West View Municipal Authority Water Revenue, Water Utility Improvements, Revenue Bonds, (OID), Callable 11/15/2024 @ 100, 4.00%, 11/15/2043	250,000	267,180
		2,654,689
Puerto Rico 0.82%
Commonwealth of Puerto Rico, General Obligation Unlimited, (AGM) (OID), Callable 7/1/2021 @ 100, 5.25%, 7/1/2026	100,000	103,830
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited (AGM), Callable 1/1/2020 @ 100, 5.00%, 7/1/2031	200,000	202,268
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, 5.00%, 7/1/2022	250,000	262,875
		568,973

See accompanying notes which are an integral part of these financial statements.

46	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Rhode Island 1.20%
Rhode Island Housing & Mortgage Finance Corporation, Refunding Revenue Bonds, Callable 4/1/2021 @ 100, 4.10%, 10/1/2037	$45,000	$45,203
Rhode Island Housing & Mortgage Finance Corporation, Refunding Revenue Bonds, Callable 4/1/2021 @ 100, 3.45%, 4/1/2026	500,000	510,405
Rhode Island Housing & Mortgage Finance Corporation, State Single-Family Housing, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae), Callable 4/1/2022 @ 100, 3.45%, 4/1/2035	235,000	240,478
Rhode Island Turnpike & Bridge Authority, Highway Improvements, Revenue Bonds, (OID), Callable 12/1/2020 @ 100, 5.00%, 12/1/2039	35,000	36,221
		832,307
South Dakota 0.59%
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 3.13%, 11/1/2036	150,000	154,000
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 2.45%, 5/1/2027	250,000	256,353
		410,353
Tennessee 0.61%
City of Memphis, TN, General Obligation Unlimited, Callable 4/1/2024 @ 100, 5.00%, 4/1/2044	100,000	112,730
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, Callable 7/1/2020 @ 100, 5.00%, 7/1/2026	200,000	203,686
Tennessee Housing Development Agency, Revenue Bonds, Callable 1/1/2027 @ 100, 3.40%, 7/1/2037	100,000	104,941
		421,357
Texas 6.25%
City of Houston, TX, Refunding Revenue Bonds, Callable 3/1/2029 @ 100, 4.00%, 3/1/2049	500,000	557,510
City of Houston, TX, Refunding Revenue Bonds, Callable 9/1/2021 @ 100, 5.25%, 9/1/2029	500,000	531,565
City Public Service Board of San Antonio, TX, Revenue Bonds, Callable 8/1/2026 @ 100, 5.00%, 2/1/2032	250,000	301,493
Clifton Higher Education Finance Corporation, School Improvements, Refunding Revenue Bonds, 4.00%, 8/15/2044	500,000	532,565
Comal Independent School District, School Improvements, General Obligation Unlimited, Callable 2/1/2026 @ 100, 4.00%, 2/1/2034	250,000	276,602
Fort Bend Grand Parkway Toll Road Authority, Refunding Revenue Bonds, Callable 3/1/2022 @ 100, 4.00%, 3/1/2046	250,000	259,760
Harris County Cultural Education Facilities Finance Corporation, Revenue Bonds, Callable 5/15/2026 @ 100, 4.00%, 11/15/2030	130,000	145,243
San Antonio Public Facilities Corporation, Public Improvements, Refunding Revenue Bonds, (OID), Callable 9/15/2022 @ 100, 4.00%, 9/15/2042	250,000	261,000
San Antonio Water System, Refunding Revenue Bonds, Callable 11/15/2029 @ 100, 5.00%, 5/15/2034	190,000	242,478
Tarrant County Health Facilities Development Corporation, Hospital Improvements, Revenue Bonds, Callable 3/9/2020 @ 100, 5.00%, 12/1/2023	100,000	100,136
Texas A&M University, Refunding Revenue Bonds, 5.00%, 5/15/2039	100,000	101,455
Texas Public Finance Authority, Revenue Bonds, Callable 12/1/2026 @ 100, 4.00%, 12/1/2031	200,000	225,116
Texas Water Development Board, Revenue Bonds, Callable 10/15/2029 @ 100, 4.00%, 10/15/2037	500,000	578,420
White Oak, TX, Independent School District, General Obligation Unlimited, Callable 2/15/2027 @ 100, 4.00%, 2/15/2029	190,000	217,124
		4,330,467

See accompanying notes which are an integral part of these financial statements.

47

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Utah 0.45%
University of Utah/The, University & College Improvements, Revenue Bonds, 5.00%, 8/1/2043	$250,000	$284,585
Utah Housing Corporation, State Single-Family Housing, Revenue Bonds, Callable 1/1/2021 @ 100, 5.25%, 1/1/2025	15,000	15,256
Utah Housing Corporation, State Single-Family Housing, Revenue Bonds, Callable 1/1/2021 @ 100, 5.75%, 1/1/2033	15,000	15,296
		315,137
Vermont 0.36%
Vermont Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 8/15/2022 @ 100, 3.75%, 8/15/2037	245,000	249,653

Virgin Islands 0.14%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Callable 10/1/2020 @ 100, 5.00%, 10/1/2025	100,000	100,188

Virginia 0.72%
Virginia Housing Development Authority, State Single-Family Housing, Revenue Bonds, Callable 4/1/2020 @ 100, 4.50%, 10/1/2045	215,000	216,460
Virginia Resources Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 4.00%, 11/1/2033	250,000	279,907
		496,367
Washington 1.58%
Spokane Public Facilities District, Public Improvements, Revenue Bonds, Callable 6/1/2023 @ 100, 5.00%, 5/1/2043	1,000,000	1,095,190

Wisconsin 0.12%
Wisconsin Housing & Economic Development Authority, State Multi-Family Housing, Revenue Bonds, (OID), Callable 5/1/2020 @ 100, 5.63%, 11/1/2035	80,000	80,812

Wyoming 0.73%
Wyoming Community Development Authority, State Single-Family Housing, Revenue Bonds, Callable 6/1/2024 @ 100, 3.70%, 6/1/2039	485,000	503,003

Total Municipal Bonds
(Cost $63,991,567)		66,989,939

See accompanying notes which are an integral part of these financial statements.

48	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Shares	Market Value
Money Market Funds 2.58%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 1.51%(a)	1,791,544	$1,791,544

Total Money Market Funds
(Cost $1,791,544)		1,791,544

Total Investments — 99.20%
(Cost $65,783,111)		68,781,483
Other Assets in Excess of Liabilities — 0.80%		555,632
NET ASSETS — 100.00%		$69,337,115

(a)	Rate disclosed is the seven day effective yield as of December 31, 2019.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

FHA — Insured by Federal Housing Administration

GO — General Obligation

GTD — Guaranteed

INS — Insured

NATL-RE — Insured by National Public Finance Guarantee Corp.

OID — Original Issue Discount

SONYMA — State of New York Mortgage Agency

See accompanying notes which are an integral part of these financial statements.

49

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS | December 31, 2019

	Shares	Market Value
Common Stocks 8.78%

Communication Services 0.99%
AT&T, Inc.	18,000	$703,440
Verizon Communications, Inc.	10,000	614,000
		1,317,440
Energy 5.10%
CNX Midstream Partners LP	8,500	139,910
Enbridge, Inc.	29,763	1,183,675
Energy Transfer Equity LP	64,571	828,446
Enterprise Products Partners LP	42,400	1,193,984
Global Partners LP	7,215	145,454
Magellan Midstream Partners LP	11,700	735,579
MPLX LP	39,269	999,789
Plains All American Pipeline LP	3,200	58,848
Targa Resources Corporation	12,739	520,133
TC PipeLines LP	7,195	304,349
USA Compression Partners LP	8,796	159,559
Western Midstream Partners LP	24,782	487,958
		6,757,684
Financials 0.30%
Blackstone Group LP (The)	7,100	397,174

Real Estate Investment Trusts (REITs) 2.39%
Apple Hospitality REIT, Inc.	32,539	528,759
Blackstone Mortgage Trust, Inc., Class A	11,565	430,449
City Office REIT, Inc.	20,000	270,400
DiamondRock Hospitality Company	25,953	287,559
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	37,792	1,216,147
Pebblebrook Hotel Trust	8,806	236,089
Spirit MTA REIT	2,000	1,535
Spirit Realty Capital, Inc.	4,000	196,720
		3,167,658
Total Common Stocks
(Cost $12,103,345)		11,639,956

Preferred Stocks 12.21%

Financials 5.53%
Allstate Corporation (The), Series I, 4.75%	20,000	506,400
American Financial Group, Inc., 5.13%	15,000	439,500
American Financial Group, Inc., 6.00%	8,700	228,549
Arch Capital Group Ltd., 5.25%	20,000	509,600
Bank of America Corporation, 5.88%	8,000	216,640
Bank of America Corporation, Series LL, 5.00%	15,000	392,700
Bank of New York Mellon Corporation (The), 5.20%	8,700	226,722
First Republic Bank, 5.70%	9,000	230,760
First Republic Bank, Series J, 4.70%	15,000	380,700
Globe Life, Inc., 6.13%	10,000	264,100
Hancock Holding Company, 5.95%	3,700	94,905
JPMorgan Chase & Company, Series EE, 6.00%	20,000	562,800
KeyCorp, Series G, 5.63%	15,000	406,350
KKR & Compnay LP, Series B, 6.50%	10,000	268,900

See accompanying notes which are an integral part of these financial statements.

50	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Shares	Market Value
Financials (cont.)
Northern Trust Corporation, Series E, 4.70%	13,640	$356,413
PNC Financial Services Group, Inc. (The), 5.38%	4,250	108,842
Prudential Financial, Inc., 5.63%	10,000	272,700
State Street Corporation, 5.25%	8,050	206,483
State Street Corporation, 5.35%	1,000	27,870
U.S. Bancorp, Series F, 6.50%	7,300	201,626
W.R. Berkley Corporation, 5.10%	20,000	503,800
Wells Fargo & Company, 5.20%	15,850	404,809
Wells Fargo & Company, 5.70%	20,000	523,000
		7,334,169
Industrials 0.08%
Pitney Bowes, Inc., 6.70%	5,700	104,082

Real Estate 3.91%
Digital Realty Trust, Inc., 6.35%	25,450	656,864
Federal Realty Investment Trust, 5.00%	7,500	193,050
National Retail Properties, Inc., 5.20%	25,000	635,750
PS Business Parks, Inc., 5.20%	10,000	257,800
PS Business Parks, Inc., 5.20%	4,000	102,720
PS Business Parks, Inc., 5.25%	10,000	261,000
Public Storage, 4.90%	20,000	509,600
Public Storage, 4.95%	20,000	509,400
Public Storage, 5.13%	10,000	257,000
Public Storage, Series I, 4.88%	9,583	246,762
Senior Housing Properties Trust, 5.63%	26,660	659,835
Taubman Centers, Inc., 6.25%	13,046	338,022
Taubman Centers, Inc., 6.50%	9,416	244,345
Vornado Realty Trust, 5.40%	12,298	310,033
		5,182,181
Utilities 2.69%
DTE Energy Company, 5.38%	10,000	258,500
DTE Energy Company, 6.00%	20,000	538,200
Duke Energy Corporation, 5.13%	9,030	232,884
Entergy Arkansas, Inc., 4.88%	20,000	520,600
Entergy Louisiana LLC, 4.88%	10,000	259,100
Entergy Mississippi, Inc., 4.90%	30,000	795,000
NextEra Energy Capital Holdings, Inc., 5.00%	6,700	170,984
NextEra Energy Capital Holdings, Inc., 5.25%	10,000	260,500
Southern Company, 5.25%	20,000	526,800
		3,562,568
Total Preferred Stocks
(Cost $15,585,444)		16,183,000

	Principal Amount
Collateralized Mortgage Obligations 0.12%
CHL Mortgage Pass-Through Trust, 2005-21, A27, 5.50%, 10/25/2035	$32,572	29,667
CHL Mortgage Pass-Through Trust, 2005-21, A7, 5.50%, 10/25/2035	35,212	32,072
Citicorp Mortgage Securities, Inc., 1A12, 5.00%, 2/25/2035	98,365	100,474

Total Collateralized Mortgage Obligations
(Cost $117,400)		162,213

See accompanying notes which are an integral part of these financial statements.

51

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Corporate Bonds 10.09%
Bank of New York Mellon Corporation (The), 4.63%, 12/20/2049	$500,000	$526,695
Dow Chemical Company (The), 3.05%, 2/15/2022	1,000,000	996,986
Duke Realty LP, 4.38%, 6/15/2022	250,000	262,141
Entergy Texas, Inc., 5.15%, 6/1/2045	100,000	107,603
Exelon Generation Company LLC, 5.60%, 6/15/2042(a)(b)	400,000	412,146
Fifth Third Bancorp, 8.25%, 3/1/2038	250,000	382,434
General Electric Company, 5.00%, 12/29/2049	765,000	750,450
Goldman Sachs Group, Inc. (The), 6.45%, 5/1/2036	500,000	667,907
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/2037	850,000	1,182,258
Hospitality Properties Trust, 4.50%, 3/15/2025	500,000	514,788
Kinder Morgan Energy Partners LP, 6.50%, 2/1/2037	250,000	312,271
MetLife, Inc., 10.75%, 8/1/2039	1,000,000	1,671,865
MetLife, Inc., 9.25%, 4/8/2038(a)	1,500,000	2,211,142
PECO Energy Capital Trust IV, 5.75%, 6/15/2033	1,000,000	1,036,250
Qwest Corporation, 7.13%, 11/15/2043	1,000,000	1,018,500
SL Green Realty Corporation, 7.75%, 3/15/2020	1,000,000	1,011,075
Valero Energy Corporation, 8.75%, 6/15/2030	224,000	314,008
Total Corporate Bonds
(Cost $12,037,352)		13,378,519

Municipal Bonds 63.69%

Alabama 2.81%
Health Care Authority for Baptist Health (The), Refunding Revenue Bonds, 5.50%, 11/15/2043	2,000,000	2,499,100
University of Alabama (The), University & College Improvements, Build America Revenue Bonds, Callable 6/1/2020 @ 100, 6.13%, 6/1/2042	500,000	509,185
University of Alabama (The), University & College Improvements, Build America Revenue Bonds, Callable 6/1/2020 @ 100, 6.13%, 6/1/2039	715,000	728,135
		3,736,420
Arizona 2.10%
Arizona School Facilities Board, School Improvements, Certificate of Participation, 6.00%, 9/1/2027	225,000	276,156
Northern Arizona University, University & College Improvements, Build America Revenue Bonds, Callable 8/1/2020 @ 100, 5.92%, 8/1/2022	1,365,000	1,394,620
University of Arizona, University & College Improvements, Build America Revenue Bonds, Callable 8/1/2020 @ 100, 6.64%, 8/1/2044	1,085,000	1,111,517
		2,782,293
California 4.15%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 2/1/2026	465,000	548,114
City & County of San Francisco, CA, General Obligation Unlimited, 6.26%, 6/15/2030	450,000	593,573
County of San Bernardino, CA, Refunding Revenue Bonds, 6.02%, 8/1/2023	145,000	158,107
Oakland Redevelopment Agency Successor Agency, Economic Improvements, Tax Allocation Bonds, 8.50%, 9/1/2020	170,000	177,223
Peralta Community College District, Refunding Revenue Bonds, 7.31%, 8/1/2031	310,000	406,332
Peralta Community College District, Refunding Revenue Bonds, 6.91%, 8/1/2025	500,000	597,580
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.05%, 2/1/2023	1,000,000	1,157,500
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.25%, 2/1/2026	500,000	633,520
University of California, Revenue Bonds, Callable 5/15/2030 @ 100, 6.30%, 5/15/2050	510,000	636,118

See accompanying notes which are an integral part of these financial statements.

52	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
California (cont.)
University of California, University & College Improvements, Refunding Revenue Bonds, 3.66%, 5/15/2027	$250,000	$269,697
West Contra Costa Unified School District, School Improvements, General Obligation Unlimited, 6.25%, 8/1/2030	250,000	328,160
		5,505,924
Colorado 0.94%
City of Brighton, CO, Public Improvements, Build America Bonds, Certificate of Participation, (AGM) (OID), Callable 12/1/2020 @ 100, 6.75%, 12/1/2035	250,000	258,973
Colorado Mesa University, University & College Improvements, Build America Revenue Bonds, (State Higher Education Intercept Program), 6.75%, 5/15/2042	500,000	726,530
County of Gunnison, CO, Public Improvements, Build America Bonds, Certificate of Participation, Callable 7/15/2020 @ 100, 5.95%, 7/15/2030	250,000	255,048
		1,240,551
Connecticut 0.66%
City of Waterbury, CT, Public Improvements, General Obligation Unlimited, (AGM), Callable 9/1/2020 @ 100, 6.10%, 9/1/2030	500,000	512,190
State of Connecticut, General Obligation Unlimited, 5.85%, 3/15/2032	280,000	360,872
		873,062
Florida 4.32%
City of Lake City, FL Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, (AGM), Callable 7/1/2020 @ 100, 6.28%, 7/1/2040	200,000	203,210
City of Lake City, FL Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, (AGM), Callable 7/1/2020 @ 100, 6.03%, 7/1/2030	100,000	101,523
City of Miami Gardens, FL, Public Improvements, Build America Bonds, Certificate of Participation, 7.17%, 6/1/2026	1,250,000	1,432,513
City of Oakland Park, FL Water & Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, (AGM), Callable 9/1/2020 @ 100, 6.14%, 9/1/2035	300,000	308,775
City of Tallahassee, FL, Utility System Revenue, Build America Revenue Bonds, 5.22%, 10/1/2040	300,000	389,394
County of Miami-Dade, FL Transit System, Transit Improvements, Build America Revenue Bonds, 5.53%, 7/1/2032	500,000	593,555
County of Miami-Dade, FL, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 4/1/2040	1,000,000	1,490,580
County of Miami-Dade, FL, Public Improvements, Build America Revenue Bonds, Callable 4/1/2020 @ 100, 6.54%, 4/1/2030	250,000	252,865
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, (AGM), 7.08%, 10/1/2029	250,000	317,765
Florida Atlantic University Finance Corporation, University & College Improvements, Build America Revenue Bonds, 7.64%, 7/1/2040	165,000	169,732
Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, Callable 11/1/2020 @ 100, 7.50%, 11/1/2035	250,000	261,183
Town of Miami Lakes, FL, Public Improvements, Build America Revenue Bonds, 7.59%, 12/1/2030	150,000	205,983
		5,727,078
Georgia 4.61%
Cobb Marietta Georgia Coliseum, Revenue Bonds, Callable 1/1/2026 @ 100, 4.50%, 1/1/2047	600,000	644,652
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.06%, 4/1/2057	2,487,000	3,366,428
State of Georgia, Public Improvements, General Obligation Unlimited, Callable 2/1/2024 @ 100, 3.84%, 2/1/2032	2,000,000	2,089,000
		6,100,080

See accompanying notes which are an integral part of these financial statements.

53

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Hawaii 0.40%
State of Hawaii, General Obligation Unlimited, Callable 10/1/2025 @ 100, 4.05%, 10/1/2032	$495,000	$531,590

Idaho 0.32%
Idaho Water Resource Board, Water Utility Improvements, Revenue Bonds, (OID), Callable 9/1/2022 @ 100, 5.25%, 9/1/2024	400,000	427,656

Illinois 3.14%
City of Chicago Heights, IL, Refunding Bonds, General Obligation Unlimited, (AGM) (OID), Callable 1/15/2021 @ 100, 6.00%, 1/15/2028	150,000	155,058
City of Chicago, IL Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/1/2040	250,000	348,185
Lake County Community Unit School District No. 187 North Chicago, School Improvements, General Obligation Unlimited, (AGM) (OID), 7.13%, 1/1/2035	1,000,000	1,000,000
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, (AGM), Callable 4/1/2020 @ 100, 7.75%, 4/1/2030	250,000	252,882
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, (AGM), Callable 4/1/2020 @ 100, 8.15%, 4/1/2041	570,000	576,806
Village of Glenwood, IL, Public Improvements, Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/1/2028	1,500,000	1,823,475
		4,156,406
Indiana 1.80%
Anderson School Building Corporation, Refunding Bonds, General Obligation Limited, Callable 7/5/2023 @ 100, 3.95%, 7/5/2029	1,000,000	1,042,790
Anderson School Building Corporation, Refunding Bonds, General Obligation Limited, (OID), Callable 7/5/2023 @ 100, 3.75%, 7/5/2028	1,000,000	1,039,230
Evansville Redevelopment Authority, Recreational Facility Improvements, Build America Refunding Revenue Bonds, Callable 8/1/2020 @ 100, 7.21%, 2/1/2039	300,000	308,907
		2,390,927
Kentucky 0.53%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), Callable 9/1/2020 @ 100, 6.49%, 9/1/2037	250,000	256,973
Kentucky State Property & Building Commission, Economic Improvements, University & College Improvements, Build America Revenue Bonds, 5.37%, 11/1/2025	400,000	444,484
		701,457
Louisiana 0.26%
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, Callable 2/1/2020 @ 100, 7.20%, 2/1/2042	340,000	340,979

Massachusetts 0.41%
City of Worcester, MA, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 1/1/2028	175,000	200,690
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/1/2035	250,000	328,998
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, 6.57%, 5/1/2039	15,000	15,049
		544,737
Michigan 3.44%
Avondale School District, School Improvements, Build America Bonds, General Obligation Unlimited, (AGM), Callable 5/1/2020 @ 100, 5.75%, 5/1/2032	500,000	504,425

See accompanying notes which are an integral part of these financial statements.

54	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Michigan (cont.)
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, Callable 5/1/2021 @ 100, 6.20%, 5/1/2024	$200,000	$211,170
County of Macomb, MI, Retirement Facilities, General Obligation Limited, Callable 11/1/2025 @ 100, 4.13%, 11/1/2030	250,000	271,533
Michigan Finance Authority, Revenue Bonds, Callable 9/1/2025 @ 100, 3.90%, 9/1/2030	250,000	261,392
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 5/1/2021 @ 100, 6.20%, 5/1/2022	245,000	254,957
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 11/1/2020 @ 100, 6.38%, 11/1/2025	500,000	513,160
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, (OID), 7.31%, 6/1/2034	2,315,000	2,397,113
Onsted Community Schools, School Improvements, General Obligation Unlimited, Callable 5/1/2020 @ 100, 5.90%, 5/1/2027	150,000	151,761
St Johns Public Schools, General Obligation Unlimited, Callable 5/1/2020 @ 100, 6.65%, 5/1/2040	5,000	5,068
		4,570,579
Mississippi 0.66%
Mississippi Development Bank, Highway Improvements, Build America Revenue Bonds, 6.59%, 1/1/2035	650,000	868,946

Missouri 3.55%
City of Kansas City, MO, Revenue Bonds, 7.83%, 4/1/2040	2,455,000	3,461,575
City of Sedalia, MO, Sewer Improvements, Build America Bonds, Certificate of Participation, (AGM), Callable 6/1/2020 @ 100, 6.50%, 6/1/2024	250,000	254,893
City of St. Charles, MO, Water Utility Improvements Build America Bonds, Certificate of Participation, Callable 8/1/2020 @ 100, 5.65%, 2/1/2030	275,000	280,464
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 1/1/2039	475,000	716,143
		4,713,075
Nebraska 0.18%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 1/1/2030	200,000	235,498

Nevada 1.18%
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.88%, 2/1/2040	250,000	420,087
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.97%, 2/1/2040	590,000	912,028
Pershing County School District, School Improvements, Build America Bonds, General Obligation Limited, (GTD), Callable 4/1/2020 @ 100, 6.25%, 4/1/2030	220,000	221,509
		1,553,624
New Jersey 2.40%
New Jersey Economic Development Authority, Revenue Bonds, 7.43%, 2/15/2029	250,000	313,617
New Jersey Economic Development Authority, School Improvements, Build America Revenue Bonds, Callable 6/15/2020 @ 100, 6.43%, 12/15/2035	500,000	510,170
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 7/1/2020 @ 100, 6.19%, 7/1/2040	500,000	507,970
Township of Brick, NJ, General Obligation Unlimited, 3.75%, 9/1/2028	1,780,000	1,860,118
		3,191,875
New York 7.88%
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.70%, 3/1/2027	145,000	173,218

See accompanying notes which are an integral part of these financial statements.

55

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
New York (cont.)
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.21%, 10/1/2031	$100,000	$118,548
County of Nassau, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.38%, 10/1/2024	500,000	569,205
Long Island Power Authority, Revenue Bonds, (OID), 5.85%, 5/1/2041	195,000	258,515
Metropolitan Transportation Authority, Revenue Bonds, 5.87%, 11/15/2039	200,000	257,720
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/2030	125,000	156,721
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/2026	375,000	437,846
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.59%, 11/15/2030	395,000	506,765
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/2040	500,000	704,410
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds, (NATL-RE), 5.90%, 3/1/2046	680,000	791,765
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 7/15/2040	500,000	691,840
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, 5.47%, 5/1/2036	815,000	1,057,340
New York City Water & Sewer System, Build America Refunding Revenue Bonds, Callable 6/15/2020 @ 100, 6.49%, 6/15/2042	200,000	203,782
New York Municipal Bond Bank Agency, Build America Refunding Revenue Bonds, 6.88%, 12/15/2034	500,000	500,970
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2029 @ 100, 4.29%, 7/1/2044	250,000	272,620
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, 3.92%, 10/15/2028	2,115,000	2,252,686
Port Authority of New York & New Jersey, Revenue Bonds, Callable 6/1/2025 @ 100, 4.82%, 6/1/2045	1,000,000	1,099,500
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2033 @ 100, 5.55%, 11/15/2040	150,000	197,029
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 4/1/2040	150,000	201,744
		10,452,224
North Carolina 0.18%
County of Cabarrus, NC, School Improvements, Revenue Bonds, Callable 4/1/2021 @ 100, 5.50%, 4/1/2026	235,000	242,687

Ohio 2.88%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 2/15/2050	500,000	773,090
American Municipal Power, Inc., Revenue Bonds, 6.27%, 2/15/2050	500,000	668,750
Cincinnati City School District, Refunding Bonds, Certificate of Participation, (OID), Callable 12/15/2024 @ 100, 4.00%, 12/15/2032	200,000	211,420
County of Cuyahoga, OH, Hospital Improvements, Build America Revenue Bonds, 8.22%, 2/15/2040	1,000,000	1,357,970
Mariemont City School District, General Obligation Unlimited, Callable 12/1/2020 @ 100, 5.90%, 12/1/2030	105,000	108,834
Mariemont City School District, General Obligation Unlimited, Callable 12/1/2020 @ 100, 5.90%, 12/1/2030	5,000	5,154
Olentangy Local School District, Refunding Bonds, General Obligation Unlimited, 3.50%, 12/1/2029	500,000	518,465

See accompanying notes which are an integral part of these financial statements.

56	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Ohio (cont.)
Springfield Local School District/Summit County, School Improvements, Build America Bonds, General Obligation Unlimited, (School District Credit Program), 5.65%, 9/1/2031	$200,000	$200,472
		3,844,155
Oklahoma 0.39%
Bryan County Independent School District No. 72 Durant, School Improvements, Build America Bonds, Certificate of Participation, Callable 1/24/2020 @ 102, 6.80%, 12/1/2033	500,000	511,745

Oregon 0.19%
State of Oregon Department of Administrative Services, Hospital Improvements, Build America Bonds, Certificate of Participation, Callable 5/1/2020 @ 100, 6.18%, 5/1/2035	250,000	253,607

Pennsylvania 2.49%
Pennsylvania Turnpike Commission, Build America Revenue Bonds, 6.38%, 12/1/2037	520,000	708,302
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, (AGM) (OID), 6.35%, 4/15/2028	630,000	776,683
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 3/15/2028	500,000	515,035
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/1/2039	1,000,000	1,304,270
		3,304,290
South Carolina 0.20%
Moncks Corner Regional Recreation Corporation, Recreational Facility Improvements, Build America Revenue Bonds, Callable 12/1/2020 @ 100, 6.55%, 12/1/2039	250,000	258,837

South Dakota 0.32%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 6/1/2021 @ 100, 6.15%, 6/1/2031	400,000	421,784

Texas 1.92%
City of Lancaster, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 3/20/2020 @ 100, 6.53%, 2/15/2040	750,000	753,458
Ector County Hospital District, Hospital Improvements, Build America Revenue Bonds, Callable 9/15/2020 @ 100, 7.18%, 9/15/2035	250,000	251,933
Frisco Economic Development Corporation, Public Improvements, Revenue Bonds, 4.20%, 2/15/2034	1,000,000	1,041,710
Midland County Hospital District, Health, Hospital & Nursing Home Improvements, Build America Bonds, General Obligation Limited, 6.44%, 5/15/2039	260,000	365,773
Orchard Cultural Education Facilities Finance Corporation, Recreational Facility Improvements, Revenue Bonds, 6.48%, 11/15/2034	110,000	114,508
		2,527,382
Virgin Islands 1.70%
Virgin Islands Water & Power Authority- Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 7/1/2028	840,000	981,347
Virgin Islands Water & Power Authority- Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 7/1/2035	1,000,000	1,271,320
		2,252,667
Virginia 4.30%
Tobacco Settlement Financing Corporation, Refunding Revenue Bonds, (OID), 6.71%, 6/1/2046	5,910,000	5,705,928

See accompanying notes which are an integral part of these financial statements.

57

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Washington 1.78%
City of Seattle, WA, Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 2/1/2040	$250,000	$323,498
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, 5.35%, 9/1/2030	250,000	294,023
Klickitat County Public Utility District No. 1, Electric Lights & Power Improvements, Refunding Revenue Bonds, Callable 12/1/2021 @ 100, 5.25%, 12/1/2029	705,000	750,078
Public Utility District No. 1 of Cowlitz County, WA, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 9/1/2032	500,000	676,640
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/1/2040	250,000	323,838
		2,368,077
West Virginia 1.60%
Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, 7.47%, 6/1/2047	2,035,000	2,116,258

Total Municipal Bonds
(Cost $71,805,568)		84,452,398

	Shares
Money Market Funds 4.32%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 1.51%(c)	5,725,999	5,725,999

Total Money Market Funds
(Cost $5,725,999)		5,725,999

Total Investments — 99.21%
(Cost $117,375,108)		131,542,085
Other Assets in Excess of Liabilities — 0.79%		1,045,898
NET ASSETS — 100.00%		$132,587,983

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.
(c)	Rate disclosed is the seven day effective yield as of December 31, 2019.

AGM — Assured Guaranty Municipal Corp.

GTD — Guaranteed

NATL-RE — Insured by National Public Finance Guarantee Corp.

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

58	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS | December 31, 2019

	Shares	Market Value
Common Stocks 29.11%

Communication Services 2.25%
Alphabet, Inc., Class C(a)	190	$254,034
AT&T, Inc.	4,114	160,775
Netflix, Inc.(a)	351	113,573
		528,382
Consumer Discretionary 2.09%
Amazon.com, Inc.(a)	60	110,870
Lennar Corporation, Class A	3,800	212,002
Toll Brothers, Inc.	4,285	169,300
		492,172
Energy 9.91%
Cheniere Energy Partners LP	9,300	370,233
Energy Transfer Equity LP	17,350	222,601
Enterprise Products Partners LP	10,805	304,269
Exxon Mobil Corporation	2,095	146,189
Kinder Morgan, Inc.	7,500	158,775
Magellan Midstream Partners LP	2,725	171,321
MPLX LP	13,850	352,621
Targa Resources Corporation	3,805	155,358
USA Compression Partners LP	9,666	175,341
Viper Energy Partners, LP	7,200	177,552
Western Midstream Partners LP	4,500	88,605
		2,322,865
Financials 3.23%
Blackstone Group LP (The)	7,675	429,339
Blackstone Mortgage Trust, Inc., Class A	3,207	119,365
Fifth Third Bancorp	3,400	104,516
Starwood Property Trust, Inc.	4,175	103,790
		757,010
Industrials 1.70%
Caterpillar, Inc.	700	103,376
Deere & Company	1,150	199,249
Honeywell International, Inc.	550	97,350
		399,975
Information Technology 3.88%
Apple, Inc.	690	202,619
NVIDIA Corporation	2,045	481,188
PayPal Holdings, Inc.(a)	2,100	227,157
		910,964
Materials 0.44%
Dow, Inc.	1,900	103,987

Real Estate Investment Trusts (REITs) 4.63%
Apple Hospitality REIT, Inc.	6,250	101,562
Sun Communities, Inc.	2,564	384,856
Terreno Realty Corporation	7,362	398,579
Welltower, Inc.	1,160	94,865
WP Carey, Inc.	1,340	107,254
		1,087,116

See accompanying notes which are an integral part of these financial statements.

59

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Shares	Market Value
Utilities 0.98%
American Electric Power Company, Inc.	1,155	$109,159
Consolidated Edison, Inc.	1,310	118,516
		227,675
Total Common Stocks
(Cost $6,256,013)		6,830,147

Preferred Stocks 9.29%

Financials 3.16%
Bank of America Corporation, 6.00%	3,800	100,320
First Republic Bank, 5.70%	9,000	230,760
Hancock Holding Company, 5.95%	9,200	235,980
KKR & Company LP, 6.50%	6,481	174,274
		741,334
Information Technology 1.14%
eBay, Inc., 6.00%	10,000	267,300

Real Estate Investment Trusts 2.30%
National Retail Properties, Inc., 5.20%	6,000	152,580
Public Storage, 5.05%	5,000	129,350
Public Storage, Series B, 5.40%	10,000	258,300
		540,230
Utilities 2.69%
Southern Company, 5.25%	10,000	263,400
Southern Company, 5.25%	14,000	368,340
		631,740
Total Preferred Stocks
(Cost $2,100,456)		2,180,604

	Principal Amount
Corporate Bonds 2.14%
Apple Inc., 2.20%, 9/11/2029	$250,000	245,626
Microsoft Corporation, 3.30%, 2/6/2027	240,000	256,743

Total Corporate Bonds
(Cost $258,206)		502,368

Municipal Bonds 51.86%

Arizona 3.17%
City of Tucson, AZ, Certificate of Participation, (AGM), 4.83%, 7/1/2034	620,000	744,800

California 4.92%
City of Newport Beach, CA, Public Improvements, Certificate of Participation, 7.17%, 7/1/2040	800,000	1,154,128

Florida 4.58%
Pasco County School Board, School Improvements, Certificate of Participation, 5.00%, 12/1/2037	1,000,000	1,075,680

See accompanying notes which are an integral part of these financial statements.

60	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Principal Amount	Market Value
Kansas 5.11%
Kansas Development Finance Authority, Revenue Bonds, 4.73%, 4/15/2037	$1,000,000	$1,199,930

Michigan 4.65%
County of Macomb, MI, Retirement Facilities, General Obligation Limited, 4.42%, 11/1/2035	1,000,000	1,090,300

Nevada 0.66%
County of Washoe, NV, Public & Highway Improvements, Build America Revenue Bonds, 7.97%, 2/1/2040	100,000	154,581

New York 5.97%
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Miscellaneous Purposes Revenue Bonds, 5.00%, 7/15/2030	300,000	349,566
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 3.88%, 7/1/2046	750,000	775,852
Port Authority of New York & New Jersey, Revenue Bonds, Callable 6/1/2025 @ 100, 4.82%, 6/1/2045	250,000	274,875
		1,400,293
Ohio 14.58%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 5.94%, 2/15/2047	100,000	138,180
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 2/15/2041	1,000,000	1,566,750
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 8.08%, 2/15/2050	1,000,000	1,714,550
		3,419,480
Pennsylvania 4.62%
City of Reading, PA, General Obligation Unlimited, (AGM) (OID), Callable 11/1/2024 @ 100, 5.30%, 11/1/2033	1,000,000	1,084,090

Tennessee 3.60%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 7.43%, 7/1/2043	500,000	738,330
Metropolitan Government of Nashville & Davidson County, General Obligation Unlimited, 3.49%, 7/1/2029	100,000	105,974
		844,304
Total Municipal Bonds
(Cost $10,011,838)		12,167,586

U.S. Government & Agency Obligations 2.96%
U.S. Treasury Notes 1.50%, 10/31/2024	350,000	347,143
U.S. Treasury Notes 1.38%, 10/15/2022	350,000	347,922

Total U.S. Government & Agency Obligations
(Cost $697,099)		695,065

See accompanying notes which are an integral part of these financial statements.

61

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2019

	Shares	Market Value
Money Market Funds 3.95%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 1.51%(b)	926,320	$926,320

Total Money Market Funds
(Cost $926,320)		926,320

Total Investments — 99.31%
(Cost $20,249,932)		23,302,090
Other Assets in Excess of Liabilities — 0.69%		162,714
NET ASSETS — 100.00%		$23,464,804

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of December 31, 2019.

AGM — Assured Guaranty Municipal Corp.

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

62	SPIRIT OF AMERICA

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Spirit of America Real Estate Income and Growth Fund	Spirit of America Large Cap Value Fund	Spirit of America Municipal Tax Free Bond Fund	Spirit of America Income Fund	Spirit of America Income & Opportunity Fund
ASSETS
Investments in securities at fair value (cost $56,076,294, $63,510,392, $65,783,111, $117,375,108 and $20,249,932)	$90,806,759	$114,287,218	$68,781,483	$131,542,085	$23,302,090
Receivable for Fund shares sold	12,781	12,915	6,676	30,594	7,432
Dividends and interest receivable	495,505	130,414	807,930	1,385,074	206,357
Prepaid expenses	11,406	9,506	7,911	9,032	7,664
TOTAL ASSETS	91,326,451	114,440,053	69,604,000	132,966,785	23,523,543

LIABILITIES
Options written, at value (premium received $1,300, $0, $0, $0 and $0)	2,020	—	—	—	—
Line of credit payable	261,260	206,837	—	—	—
Payable for Fund shares redeemed	14,000	187,069	105,611	30,417	5,432
Payable for distributions to shareholders	—	—	58,559	166,570	—
Payable for investment advisory fees	74,471	93,078	21,941	64,661	7,407
Payable for distribution (12b-1) fees	23,157	28,811	9,067	28,334	5,300
Payable for accounting and administration fees	4,675	5,715	3,455	6,625	1,185
Payable for transfer agent fees	2,261	2,315	1,207	3,892	683
Chief Compliance Officer	240	294	178	341	61
Other accrued expenses	54,285	56,776	66,867	77,962	38,671
TOTAL LIABILITIES	436,369	580,895	266,885	378,802	58,739
NET ASSETS	$90,890,082	$113,859,158	$69,337,115	$132,587,983	$23,464,804

SOURCE OF NET ASSETS
As of December 31, 2019, net assets consisted of:
Paid-in capital	$55,364,194	$63,068,300	$74,368,275	$118,026,158	$21,973,967
Accumulated earnings (deficit)	35,525,888	50,790,858	(5,031,160)	14,561,825	1,490,837
NET ASSETS	$90,890,082	$113,859,158	$69,337,115	$132,587,983	$23,464,804

NET ASSETS:
Class A Shares	$90,679,397	$113,819,175	$69,001,666	$132,166,073	$23,029,405
Class C Shares	$210,685	$39,983	$335,449	$421,910	$435,399
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	7,580,671	5,051,996	7,301,973	10,822,167	2,389,644
Class C Shares	17,905	1,770	35,580	34,516	45,270
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares(a)	$11.96	$22.53	$9.45	$12.21	$9.64
Class C Shares(b)	$11.77	$22.59	$9.43	$12.22	$9.62
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$12.62	$23.78	$9.92	$12.82	$10.12
MAXIMUM SALES CHARGE:
Class A Shares	5.25%	5.25%	4.75%	4.75%	4.75%

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than one year where an indirect commission was paid.
(b)	A CDSC of 1.00% may be charged on shares held less than 13 months.

See accompanying notes which are an integral part of these financial statements.

63

STATEMENTS OF OPERATIONS

Year ENDED December 31, 2019

	Spirit of America Real Estate Income and Growth Fund	Spirit of America Large Cap Value Fund	Spirit of America Municipal Tax Free Bond Fund	Spirit of America Income Fund	Spirit of America Income & Opportunity Fund
INVESTMENT INCOME
Dividends	$2,049,539	$2,158,398	$14,799	$975,931	$645,328
Foreign dividend taxes withheld	(105)	(1,312)	—	(9,882)	(134)
Interest	8,053	—	2,672,835	5,482,041	580,855
TOTAL INVESTMENT INCOME	2,057,487	2,157,086	2,687,634	6,448,090	1,226,049

EXPENSES
Investment advisory	873,971	983,209	420,056	798,390	156,945
Distribution (12b-1) — Class A	269,762	303,854	104,674	331,797	59,352
Distribution (12b-1) — Class C	1,800	773	2,270	3,459	4,046
Accounting and Administration	52,012	58,505	40,168	76,340	13,830
Transfer agent	27,965	28,211	14,673	47,719	8,442
Auditing	26,029	26,029	26,029	26,029	26,029
Registration	25,571	26,955	32,112	32,251	23,642
Sub transfer agent	24,311	24,579	12,195	40,164	6,858
Printing	19,221	19,703	13,092	28,965	7,566
Directors	12,879	14,815	10,242	19,298	3,791
Custodian	10,602	10,761	5,692	10,272	4,606
Insurance	8,089	9,604	6,831	13,103	2,461
Legal	5,467	6,386	4,027	7,736	1,334
Pricing	2,845	4,885	62,631	36,019	5,011
Interest	2,808	1,556	14,880	9,061	1,142
Chief Compliance Officer	2,524	2,844	1,941	3,698	672
Line of credit	732	841	564	1,079	197
Other	21,727	23,375	21,396	28,049	21,066
TOTAL EXPENSES	1,388,315	1,546,885	793,473	1,513,429	346,990
Fees waived by Adviser	—	—	(145,082)	(35,800)	(40,635)
NET EXPENSES	1,388,315	1,546,885	648,391	1,477,629	306,355
NET INVESTMENT INCOME	669,172	610,201	2,039,243	4,970,461	919,694

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	5,086,720	3,869,222	(660)	1,954,158	241,267
Net realized loss on foreign currency transactions	—	—	—	(90)	—
Net realized gain on written option transactions	1,989	4,167	—	—	—
Net change in unrealized appreciation of investments	15,915,019	21,429,294	1,444,190	7,823,363	1,694,850
Net change in unrealized depreciation of written options contracts	(2,839)	(1,499)	—	—	—
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	21,000,889	25,301,184	1,443,530	9,777,431	1,936,117
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,670,061	$25,911,385	$3,482,773	$14,747,892	$2,855,811

See accompanying notes which are an integral part of these financial statements.

64	SPIRIT OF AMERICA

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65

STATEMENTS OF CHANGES IN NET ASSETS

	Spirit of America Real Estate Income and Growth Fund		Spirit of America Large Cap Value Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
OPERATIONS
Net investment income	$669,172	$1,252,958	$610,201	$711,091
Net realized gain (loss) on investment transactions	5,088,709	3,804,800	3,873,389	3,628,494
Net change in unrealized appreciation (depreciation) of investments	15,912,180	(11,706,114)	21,427,795	(11,829,438)
Net increase (decrease) in net assets resulting from operations	21,670,061	(6,648,356)	25,911,385	(7,489,853)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings:
Class A	(6,302,124)	(6,741,059)	(4,474,877)	(4,316,781)
Class C	(13,982)	(8,848)	(2,225)	(3,861)
Return of capital:
Class A	—	—	(2,217,387)	(2,203,290)
Class C	—	—	(1,103)	(1,641)
Total distributions to shareholders	(6,316,106)	(6,749,907)	(6,695,592)	(6,525,573)

CAPITAL TRANSACTIONS
Class A:
Shares sold	6,915,004	5,314,932	18,577,371	16,931,863
Shares issued from reinvestment of distributions	5,293,289	5,757,382	5,603,723	5,595,908
Shares redeemed	(17,620,003)	(24,027,001)	(18,500,401)	(20,640,926)
Total – Class A	(5,411,710)	(12,954,687)	5,680,693	1,886,845
Class C:
Shares sold	73,124	84,318	14,075	65,630
Shares issued from reinvestment of distributions	11,482	5,691	1,724	2,450
Shares redeemed	(15,832)	—	(74,747)	(10,544)
Total – Class C	68,774	90,009	(58,948)	57,536
Increase (decrease) in net assets derived from capital share transactions	(5,342,936)	(12,864,678)	5,621,745	1,944,381
Total increase (decrease) in Net Assets	10,011,019	(26,262,941)	24,837,538	(12,071,045)

NET ASSETS
Beginning of year	80,879,063	107,142,004	89,021,620	101,092,665
End of year	$90,890,082	$80,879,063	$113,859,158	$89,021,620

SHARE TRANSACTIONS
Class A:
Shares sold	578,891	478,124	869,402	786,653
Shares issued from reinvestment of distributions	452,431	543,810	257,508	288,316
Shares redeemed	(1,498,858)	(2,164,837)	(873,751)	(957,406)
Total – Class A	(467,536)	(1,142,903)	253,159	117,563
Class C:
Shares sold	6,336	7,758	654	3,011
Shares issued from reinvestment of distributions	997	550	79	127
Shares redeemed	(1,320)	—	(3,425)	(468)
Total – Class C	6,013	8,308	(2,692)	2,670
Increase (decrease) in shares outstanding	(461,523)	(1,134,595)	250,467	120,233

See accompanying notes which are an integral part of these financial statements.

66	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

Spirit of America Municipal Tax Free Bond Fund		Spirit of America Income Fund		Spirit of America Income & Opportunity Fund
For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

$2,039,243	$2,702,614	$4,970,461	$6,452,687	$919,694	$691,904
(660)	698,663	1,954,068	3,306,114	241,267	1,281,159
1,444,190	(2,814,131)	7,823,363	(11,640,300)	1,694,850	(3,550,159)
3,482,773	587,146	14,747,892	(1,881,499)	2,855,811	(1,577,096)

(2,034,634)	(2,699,488)	(5,178,795)	(6,822,573)	(781,978)	(625,316)
(4,609)	(3,124)	(11,131)	(8,044)	(12,105)	(4,821)

—	—	(588,189)	(802,507)	(622,732)	(882,690)
—	—	(1,264)	(946)	(9,640)	(6,805)
(2,039,243)	(2,702,612)	(5,779,379)	(7,634,070)	(1,426,455)	(1,519,632)

10,209,193	5,511,959	18,699,813	11,494,042	3,231,027	1,568,591
1,251,649	1,656,049	3,717,612	4,966,249	862,234	967,064
(16,718,669)	(31,396,872)	(35,422,187)	(75,870,687)	(7,649,550)	(26,812,134)
(5,257,827)	(24,228,864)	(13,004,762)	(59,410,396)	(3,556,289)	(24,276,479)

256,040	75,070	179,602	186,536	99,448	143,792
4,007	2,675	9,090	6,663	21,745	11,609
(81,461)	—	(80,497)	(20,728)	(101,056)	(19,150)
178,586	77,745	108,195	172,471	20,137	136,251
(5,079,241)	(24,151,119)	(12,896,567)	(59,237,925)	(3,536,152)	(24,140,228)
(3,635,711)	(26,266,585)	(3,928,054)	(68,753,494)	(2,106,796)	(27,236,956)

72,972,826	99,239,411	136,516,037	205,269,531	25,571,600	52,808,556
$69,337,115	$72,972,826	$132,587,983	$136,516,037	$23,464,804	$25,571,600

1,082,115	593,614	1,547,405	984,445	328,865	165,524
132,890	178,381	308,760	425,219	89,209	102,338
(1,780,489)	(3,378,436)	(2,962,822)	(6,485,630)	(789,496)	(2,830,857)
(565,484)	(2,606,441)	(1,106,657)	(5,075,966)	(371,422)	(2,562,995)

27,026	7,995	14,842	15,886	10,192	15,183
426	289	753	572	2,255	1,234
(8,653)	—	(6,687)	(1,762)	(10,502)	(2,063)
18,799	8,284	8,908	14,696	1,945	14,354
(546,685)	(2,598,157)	(1,097,749)	(5,061,270)	(369,477)	(2,548,641)

See accompanying notes which are an integral part of these financial statements.

67

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$10.03	$11.65	$11.67	$11.81	$13.11

From Investment Operations:
Net investment income	0.09	0.15 [1]	0.14 [1]	0.21	0.06
Net realized and unrealized gain (loss) on investments	2.69	(0.92)	0.64	0.45	(0.30)
Total from investment operations	2.78	(0.77)	0.78	0.66	(0.24)

Less Distributions:
Distributions from net investment income	(0.09)	(0.40)	(0.80)	(0.21)	(0.06)
Distributions from net capital gains	(0.76)	(0.45)	—	(0.59)	(1.00)
Total distributions	(0.85)	(0.85)	(0.80)	(0.80)	(1.06)

Net Asset Value, End of Year	$11.96	$10.03	$11.65	$11.67	$11.81
Total Return[2]	28.06%	(6.85)%	6.79%	5.66%	(1.88)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$90,679	$80,761	$107,101	$108,790	$116,180
Ratio of net expenses to average net assets	1.54%	1.54%	1.48%	1.54%	1.57%
Ratio of net investment income to average net assets	0.74%	1.35%	1.18%	1.65%	0.50%
Portfolio turnover rate	4%	4%	8%	10%	37%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

68	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31			For the Period Ended December 31,
	2019	2018	2017	2016*
Net Asset Value, Beginning of Period	$9.90	$11.56	$11.61	$11.73

From Investment Operations:
Net investment income	0.08	0.11 [1]	0.07 [1]	0.10 [1]
Net realized and unrealized gain (loss) on investments	2.57	(0.94)	0.63	0.55
Total from investment operations	2.65	(0.83)	0.70	0.65

Less Distributions:
Distributions from net investment income	(0.08)	(0.38)	(0.75)	(0.18)
Distributions from net capital gains	(0.70)	(0.45)	—	(0.59)
Total distributions	(0.78)	(0.83)	(0.75)	(0.77)

Net Asset Value, End of Period	$11.77	$9.90	$11.56	$11.61
Total Return[2]	27.15%	(7.44)%	6.10%	5.69%[3]

Ratios and Supplemental Data:
Net assets, end of period (000)	$211	$118	$41	$10
Ratio of net expenses to average net assets	2.24%	2.24%	2.18%	2.24%[4]
Ratio of net investment income to average net assets	0.16%	0.97%	0.59%	1.07%[4]
Portfolio turnover rate	4%	4%	8%	10%[3]

*	For the period March 15, 2016 (commencement of operations) to December 31, 2016.
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect CDSC.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes which are an integral part of these financial statements.

69

SPIRIT OF AMERICA LARGE CAP VALUE FUND

CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$18.53	$21.59	$19.01	$18.63	$19.78

From Investment Operations:
Net investment income	0.13 [1]	0.15 [1]	0.22 [1]	0.29	0.08
Net realized and unrealized gain (loss) on investments	5.27	(1.81)	3.56	1.29	(0.63)
Total from investment operations	5.40	(1.66)	3.78	1.58	(0.55)

Less Distributions:
Distributions from net investment income	(0.13)	(0.15)	(0.24)	(0.25)	(0.09)
Distributions from net capital gains	(0.80)	(0.78)	(0.24)	(0.95)	(0.51)
Distributions from return of capital	(0.47)	(0.47)	(0.72)	—	—
Total distributions	(1.40)	(1.40)	(1.20)	(1.20)	(0.60)

Net Asset Value, End of Year	$22.53	$18.53	$21.59	$19.01	$18.63
Total Return[2]	29.54%	(7.87)%	20.22%	8.49%	(2.83)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$113,819	$88,939	$101,054	$77,579	$72,039
Ratio of net expenses to average net assets	1.52%	1.52%	1.47%	1.57%	1.60%
Ratio of net investment income to average net assets	0.60%	0.70%	1.05%	1.56%	0.40%
Portfolio turnover rate	8%	13%	3%	24%	19%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

70	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31			For the Period Ended December 31,
	2019	2018	2017	2016*
Net Asset Value, Beginning of Period	$18.52	$21.62	$19.14	$18.29

From Investment Operations:
Net investment (loss) income	(0.02)[1]	— [1,2]	0.08 [1]	0.10 [1]
Net realized and unrealized gain (loss) on investments	5.26	(1.80)	3.57	1.70
Total from investment operations	5.24	(1.80)	3.65	1.80

Less Distributions:
Distributions from net investment income	(0.08)	(0.12)	(0.23)	—
Distributions from net capital gains	(0.80)	(0.78)	(0.24)	(0.95)
Distributions from return of capital	(0.29)	(0.40)	(0.70)	—
Total distributions	(1.17)	(1.30)	(1.17)	(0.95)

Net Asset Value, End of Period	$22.59	$18.52	$21.62	$19.14
Total Return[3]	28.59%	(8.50)%	19.37%	9.65%[4]

Ratios and Supplemental Data:
Net assets, end of period (000)	$40	$83	$39	$1
Ratio of net expenses to average net assets	2.22%	2.22%	2.17%	2.27%[5]
Ratio of net investment income (loss) to average net assets	(0.10)%	0.01%	0.39%	0.64%[5]
Portfolio turnover rate	8%	13%	3%	24%[4]

*	For the period March 15, 2016 (commencement of operations) to December 31, 2016.
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Rounds to less than 0.005 per share.
[3]	Calculation does not reflect CDSC.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes which are an integral part of these financial statements.

71

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$9.26	$9.47	$9.33	$9.57	$9.62

From Investment Operations:
Net investment income	0.27	0.30	0.30	0.31	0.33
Net realized and unrealized gain (loss) on investments	0.19	(0.21)	0.14	(0.24)	(0.05)
Total from investment operations	0.46	0.09	0.44	0.07	0.28

Less Distributions:
Distributions from net investment income	(0.27)	(0.30)	(0.30)	(0.31)	(0.33)
Total distributions	(0.27)	(0.30)	(0.30)	(0.31)	(0.33)

Net Asset Value, End of Year	$9.45	$9.26	$9.47	$9.33	$9.57
Total Return[1]	5.06%	0.96%	4.75%	0.64%	3.01%

Ratios and Supplemental Data:
Net assets, end of year (000)	$69,002	$72,818	$99,159	$106,984	$102,805
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.13%[3]	1.11%[3]	1.02%[2]	1.04%	1.10%[2]
After expense waiver or recoupment	0.92%[3]	0.92%[3]	0.91%[2]	0.90%	0.91%[2]
Ratio of net investment income to average net assets	2.92%	3.21%	3.16%	3.17%	3.50%
Portfolio turnover rate	6%	—%	5%	10%	11%

[1]	Calculation does not reflect sales load.
[2]	Includes interest expense of 0.01%.
[3]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

72	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31			For the Period Ended December 31,
	2019	2018	2017	2016*
Net Asset Value, Beginning of Period	$9.23	$9.45	$9.31	$9.59

From Investment Operations:
Net investment income	0.19	0.22	0.22	0.17
Net realized and unrealized gain (loss) on investments	0.20	(0.22)	0.14	(0.28)
Total from investment operations	0.39	—	0.36	(0.11)

Less Distributions:
Distributions from net investment income	(0.19)	(0.22)	(0.22)	(0.17)
Total distributions	(0.19)	(0.22)	(0.22)	(0.17)

Net Asset Value, End of Period	$9.43	$9.23	$9.45	$9.31
Total Return[1]	4.30%	0.00%	3.87%	(1.19)%[2]

Ratios and Supplemental Data:
Net assets, end of period (000)	$335	$155	$80	$28
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.98%[4]	1.96%[4]	1.87%[5]	1.89%[3]
After expense waiver or recoupment	1.77%[4]	1.77%[4]	1.76%[5]	1.75%[3]
Ratio of net investment income to average net assets	2.03%	2.27%	2.31%	2.19%[3]
Portfolio turnover rate	6%	—%	5%	10%[2]

*	For the period March 15, 2016 (commencement of operations) to December 31, 2016.
[1]	Calculation does not reflect CDSC.
[2]	Not annualized.
[3]	Annualized.
[4]	Includes interest expense of 0.02%.
[5]	Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

73

SPIRIT OF AMERICA INCOME FUND

CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$11.42	$12.06	$11.72	$11.66	$12.23

From Investment Operations:
Net investment income	0.44	0.44	0.48	0.46	0.51
Net realized and unrealized gain (loss) on investments	0.87	(0.54)	0.39	0.13	(0.53)
Total from investment operations	1.31	(0.10)	0.87	0.59	(0.02)

Less Distributions:
Distributions from net investment income	(0.39)	(0.48)	(0.48)	(0.46)	(0.51)
Distributions from net capital gains	(0.07)	—	—	—	—
Distributions from return of capital	(0.06)	(0.06)	(0.05)	(0.07)	(0.04)
Total distributions	(0.52)	(0.54)	(0.53)	(0.53)	(0.55)

Net Asset Value, End of Year	$12.21	$11.42	$12.06	$11.72	$11.66
Total Return[1]	11.64%	(0.87)%	7.51%	4.99%	(0.17)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$132,166	$136,223	$205,138	$222,220	$201,718
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.14%[2]	1.13%[3]	1.05%	1.09%	1.15%
After expense waiver or recoupment	1.11%[2]	1.12%[3]	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	3.74%	3.87%	4.00%	3.75%	4.24%
Portfolio turnover rate	3%	1%	—%	4%	9%

[1]	Calculation does not reflect sales load.
[2]	Includes interest expense of 0.01%.
[3]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

74	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31			For the Period Ended December 31,
	2019	2018	2017	2016*
Net Asset Value, Beginning of Period	$11.43	$12.08	$11.73	$11.78

From Investment Operations:
Net investment income	0.38	0.38	0.39	0.28
Net realized and unrealized gain (loss) on investments	0.84	(0.58)	0.39	0.01
Total from investment operations	1.22	(0.20)	0.78	0.29

Less Distributions:
Distributions from net investment income	(0.32)	(0.40)	(0.39)	(0.29)
Distributions from net capital gains	(0.07)	—	—	—
Distributions from return of capital	(0.04)	(0.05)	(0.04)	(0.05)
Total distributions	(0.43)	(0.45)	(0.43)	(0.34)

Net Asset Value, End of Period	$12.22	$11.43	$12.08	$11.73
Total Return[1]	10.79%	(1.69)%	6.77%	2.43%[2]

Ratios and Supplemental Data:
Net assets, end of period (000)	$422	$293	$132	$95
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.89%[4]	1.88%[5]	1.80%	1.84%[3]
After expense waiver or recoupment	1.86%[4]	1.87%[5]	1.85%	1.85%[3]
Ratio of net investment income to average net assets	2.97%	3.12%	3.24%	2.77%[3]
Portfolio turnover rate	3%	1%	—%	4%[2]

*	For the period March 15, 2016(commencement of operations) to December 31, 2016.
[1]	Calculation does not reflect CDSC.
[2]	Not annualized.
[3]	Annualized.
[4]	Includes interest expense of 0.01%.
[5]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

75

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$9.12	$9.87	$9.50	$9.16	$10.20

From Investment Operations:
Net investment income	0.38	0.16	0.32	0.19	0.25
Net realized and unrealized gain (loss) on investments	0.74	(0.52)	0.47	0.58	(0.86)
Total from investment operations	1.12	(0.36)	0.79	0.77	(0.61)

Less Distributions:
Distributions from net investment income	(0.33)	(0.16)	(0.33)	(0.19)	(0.26)
Distributions from return of capital	(0.27)	(0.23)	(0.09)	(0.24)	(0.17)
Total distributions	(0.60)	(0.39)	(0.42)	(0.43)	(0.43)

Net Asset Value, End of Year	$9.64	$9.12	$9.87	$9.50	$9.16
Total Return[1]	12.37%	(3.70)%	8.41%	8.40%	(6.19)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$23,029	$25,177	$52,523	$57,829	$51,523
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.43%[2]	1.33%[3]	1.15%	1.22%	1.28%
After expense waiver or recoupment	1.26%[2]	1.27%[3]	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	3.82%	1.89%	3.24%	1.93%	2.63%
Portfolio turnover rate	23%	4%	6%	12%	8%

[1]	Calculation does not reflect sales load.
[2]	Includes interest expense of 0.01%.
[3]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

76	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31			For the Period Ended December 31,
	2019	2018	2017	2016*
Net Asset Value, Beginning of Period	$9.10	$9.85	$9.48	$9.14

From Investment Operations:
Net investment income	0.34	0.12	0.24	0.18
Net realized and unrealized gain (loss) on investments	0.70	(0.55)	0.47	0.44
Total from investment operations	1.04	(0.43)	0.71	0.62

Less Distributions:
Distributions from net investment income	(0.29)	(0.13)	(0.27)	(0.12)
Distributions from return of capital	(0.23)	(0.19)	(0.07)	(0.16)
Total distributions	(0.52)	(0.32)	(0.34)	(0.28)

Net Asset Value, End of Period	$9.62	$9.10	$9.85	$9.48
Total Return[1]	11.58%	(4.43)%	7.61%	6.59%[2]

Ratios and Supplemental Data:
Net assets, end of period (000)	$435	$394	$285	$194
Ratio of expenses to average net assets:
Before expense waiver or recoupment	2.18%[4]	2.08%[5]	1.90%	1.97%[3]
After expense waiver or recoupment	2.01%[4]	2.02%[5]	2.00%	2.00%[3]
Ratio of net investment income to average net assets	3.08%	1.14%	2.50%	0.65%[3]
Portfolio turnover rate	23%	4%	6%	12%[2]

*	For the period March 15, 2016 (commencement of operations) to December 31, 2016.
[1]	Calculation does not reflect CDSC.
[2]	Not annualized.
[3]	Annualized.
[4]	Includes interest expense of 0.01%.
[5]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

77

NOTES TO FINANCIAL STATEMENTS | December 31, 2019

Note 1 – Organization

Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers 6 separate series, or mutual funds, each with its own investment objective and strategy. This report includes the following funds (individually, a “Fund”, or collectively, the “Funds”):

Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”) commenced operations on January 9, 1998. The Real Estate Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

Spirit of America Large Cap Value Fund (the “Value Fund”) commenced operations on August 1, 2002. The Value Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market.

Spirit of American Municipal Tax Free Bond Fund (the “Municipal Fund”) commenced operations on February 29, 2008. The Municipal Fund seeks high current income that is exempt from federal income tax, including the alternative minimum tax (“AMT”), investing at least 80% of its assets in municipal bonds.

Spirit of America Income Fund (the “Income Fund”) commenced operations on December 31, 2008. The Income Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”).

Spirit of America Income & Opportunity Fund (the “Opportunity Fund”) commenced operations on July 8, 2013. The Opportunity Fund seeks to achieve its investment objective of providing shareholders with current income and the potential for capital appreciation by investing a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long- term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high-yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”).

Each Fund currently offers Class A Shares and Class C Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.25% for Real Estate Fund and Value Fund, and 4.75% for Municipal Fund, Income Fund and Opportunity Fund, as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Note 2 – Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and NAV per share for the Funds are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. Each Fund’s securities are valued at the official close or the last reported sales price on the principal exchange

78	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2019

on which the security trades, or if no sales price is reported, the mean of the latest bid and ask prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and ask prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and ask prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors (the “Board”).

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

● Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

● Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

● Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value each Fund’s net assets as of December 31, 2019 is as follows:

	Value Inputs
Real Estate Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$88,453,952	$—	$—	$88,453,952
Preferred Stocks*	2,158,943	—	—	2,158,943
Municipal Bonds	—	193,864	—	193,864
Total	$90,612,895	$193,864	$—	$90,806,759
Liabilities
Written Call Options	(2,020)	—	—	(2,020)
Total	$(2,020)	$—	$—	$(2,020)

Value Fund
Assets:
Common Stocks*	$112,315,827	$—	$—	$112,315,827
Preferred Stocks*	1,971,391	—	—	1,971,391
Total	$114,287,218	$—	$—	$114,287,218

Municipal Fund
Assets:
Municipal Bonds	$—	$66,989,939	$—	$66,989,939
Money Market Funds	1,791,544	—	—	1,791,544
Total	$1,791,544	$66,989,939	$—	$68,781,483

79

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2019

	Value Inputs
Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$11,639,956	$—	$—	$11,639,956
Preferred Stocks*	16,183,000	—	—	16,183,000
Collateralized Mortgage Obligations	—	162,213	—	162,213
Corporate Bonds	—	12,966,373	412,146	13,378,519
Municipal Bonds	—	84,452,398	—	84,452,398
Money Market Funds	5,725,999	—	—	5,725,999
Total	$33,548,955	$97,580,984	$412,146	$131,542,085

Opportunity Fund
Assets:
Common Stocks*	$6,830,147	$—	$—	$6,830,147
Preferred Stocks*	2,180,604	—	—	2,180,604
Corporate Bonds	—	502,368	—	502,368
Municipal Bonds	—	12,167,586	—	12,167,586
U.S. Government & Agency Obligations	—	695,065	—	695,065
Money Market Funds	926,320	—	—	926,320
Total	$9,937,071	$13,365,019	$—	$23,302,090

*	Refer to Schedule of Investments for sector/industry classification.

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

●	Last sales price
●	Price given by pricing service
●	Last quoted bid & asked price
●	Third party bid & asked price
●	Indicated opening range

The significant unobservable inputs that may be used in the fair value measurement of the Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

The following provides quantitative information about the Income Fund’s significant Level 3 fair value measurements as of December 31, 2019:

Quantitative Information about Significant Level 3 Fair Value Measurements
Asset Category	Fair Value At December 31, 2019	Valuation Techniques	Unobservable Input(s)	Range
Corporate Bonds	$412,146	Comparable Security Analysis	Discount for Lack of Marketability	1%-20%

80	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2019

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund

	Balance as of December 31, 2018	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Balance as of December 31, 2019
Corporate Bonds	$351,597	$480	$60,069	$412,146

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date) for financial reporting purposes. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Funds intend to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Funds intend to distribute substantially all of its net investment income and capital gains to shareholders each year. The Real Estate Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $.85 per share. The Value Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $1.40 per share. The Opportunity Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $.60 per share. For the Income Fund and Municipal Fund, income distributions will typically be declared daily and paid monthly. Capital gains, if any, for all the Funds, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

The Value Fund and the Real Estate Fund have made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Funds intend to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Funds and subsequently distributed to shareholders may be re-characterized based on the prior calendar year’s actual reported return of capital. The final determination of the amount of each Fund’s return of capital distribution for the period will be made after the end of each calendar year.

G. Allocation of Income, Expenses, Gains and Losses. Expenses incurred by the Company that do not relate to a specific fund of the Company are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Derivative Transactions

Written Options Contracts – The Real Estate Fund, Value Fund and Opportunity Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

81

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2019

The Funds’ use of derivatives for the fiscal year ended December 31, 2019, was limited to written options.

Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds. The month-end average notional amount for the fiscal year ended December 31, 2019 was $665 and $1,292 for Real Estate Fund and Value Fund, respectively. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds. There were no derivatives outstanding as of December 31, 2019.

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/Liability Derivatives	Value	Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Real Estate Fund
Written Call Options (Equity Contracts)	Options written, at value	$(2,020)	Net realized gain from written option transactions	$1,989
			Net change in unrealized appreciation of written option contracts		$(2,839)
Value Fund
Written Call Options (Equity Contracts)	Options written, at value	$—	Net realized gain from written option transactions	$4,167
			Net change in unrealized appreciation of written option contracts		$(1,499)

Balance Sheet Offsetting Information – During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2019, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements. The following table provides a summary of amounts related to derivative instruments and amounts related to financial instruments and cash collateral not offset in the Statements of Assets and Liabilities as of December 31, 2019.

		Amounts not Offset in Statements of Assets and Liabilities
Fund / Derivative	Gross Amounts Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral	Net Amount
Real Estate Fund
Written options	$(2,020)	$2,020	$—	$—

Note 4 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2019, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Real Estate Fund	$3,574,556	$13,109,452
Value Fund	7,875,324	8,120,914
Municipal Fund	4,083,769	12,098,167
Income Fund	4,474,937	25,246,066
Opportunity Fund	5,531,031	10,459,810

There were no purchases or sales of Long Term U.S. Government Obligations during the year ended December 31, 2019.

82	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2019

Note 5 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser, under the terms of the Advisory Agreement with respect to each Fund, manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on each Fund’s average daily net assets as follows:

Fund	Fee Rate	Advisory Fees Earned
Real Estate Fund	0.97%	$873,971
Value Fund	0.97%	983,209
Municipal Fund	0.60%	420,056
Income Fund	0.60%	798,390
Opportunity Fund	0.65%	156,945

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses for the following funds (based on average daily net assets) through April 30, 2020 so that the total operating expenses will not exceed the amounts presented in the table below. The waiver does not include, front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Additionally, for the fiscal year ended December 31, 2019, the Adviser waived advisory fees, as indicated:

Fund	Class A	Class C	Fees Recouped (Waived)
Municipal Fund	0.90%	1.75%	$(145,082)
Income Fund	1.10%	1.85%	(35,800)
Opportunity Fund	1.25%	2.00%	(40,635)

Any amounts waived or reimbursed by the Adviser are subject to repayment by a Fund within a period of three years after such waivers or expenses were incurred, provided the Fund is able to make such repayments and remain in compliance with the expense limitation as stated above.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

Recoverable through	Municipal Fund	Income Fund	Opportunity Fund
December 31, 2020	$118,752	$—	$—
December 31, 2021	158,909	34,533	25,613
December 31, 2022	145,082	35,800	40,635

The Funds’ Class A and Class C Shares have adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits each Fund’s Class A and Class C Shares to pay David Lerner Associates, Inc. (the “Distributor”) an annual fee, accrued daily and paid monthly based on each Class of each Fund’s average daily net assets for the Distributor’s services

83

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2019

and expenses in distributing shares of each Fund and providing personal services and/or maintaining shareholder accounts. For the fiscal year ended December 31, 2019, the annual fee rate and the fees paid to the Distributor under the Plan were as follows:

	Class A		Class C
Fund	Annual Rate	Fees Paid	Annual Rate	Fees Paid
Real Estate Fund	0.30%	$269,762	1.00%	$1,800
Value Fund	0.30%	303,854	1.00%	773
Municipal Fund	0.15%	104,674	1.00%	2,270
Income Fund	0.25%	331,797	1.00%	3,459
Opportunity Fund	0.25%	59,352	1.00%	4,046

Each Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. A CDSC of 1.00% may be imposed on redemptions of $1 million or more of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase. For the fiscal year ended December 31, 2019, sales charges received by the Distributor from each of the Funds were as follows:

Fund	Front-End Sales Charges Received by Distributor	CDSC Fees Received by Distributor
Real Estate Fund	$301,907	$344
Value Fund	816,914	34
Municipal Fund	341,835	—
Income Fund	684,026	5,771
Opportunity Fund	117,264	618

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $7,580, $1,500 for each Board meeting attended and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to Interested Directors of the Company. For the fiscal year ended December 31, 2019, the Funds were allocated $11,679 of the Chief Compliance Officer’s salary.

Note 6 – Concentration and Other Risks

The performance of the Municipal Fund, Income Fund and Opportunity Fund could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Funds because they invest mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Municipal Fund, Income Fund and Opportunity Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Funds may invest in junk bonds.

The Municipal Fund, Income Fund and Opportunity Fund may be affected by credit risk of lower grade securities, which is the possibility that taxable fixed income or municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade taxable fixed income or municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

84	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2019

The Real Estate Fund invests primarily in real estate related securities. A fund that concentrates its investments among fewer sectors is subject to greater risk of loss than a fund that has more sector diversification. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

The Value Fund may, at times, concentrate its investments in a particular sector, such as information technology, if the Adviser believes stocks in that particular sector are performing more favorably. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Other risks to the Funds may include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 7 – Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Board. At December 31, 2019, the Income Fund held illiquid restricted securities representing 2% of net assets, as listed below:

Issuer Description Corporate Bonds	Acquisition Date	Principal Amount	Cost	Value
Exelon Generation Co. LLC, 5.60%, 06/15/42	7/12/2012	$400,000	$420,050	$412,146
MetLife Capital Trust X, 9.25%, 04/08/38	6/4/2013	$1,500,000	$2,106,905	$2,211,142

Note 8 – Federal Income Taxes

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes for each of the Funds as of December 31, 2019, were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation) (a)	Cost Basis of Investments
Real Estate Fund	$36,518,466	$(1,782,854)	$34,735,612	$56,071,147
Value Fund	51,979,196	(1,188,338)	50,790,858	63,496,360
Municipal Fund	3,019,573	(23,477)	2,996,096	65,785,387
Income Fund	16,379,510	(2,202,807)	14,176,703	117,365,382
Opportunity Fund	3,369,550	(293,712)	3,075,838	20,226,252

(a)	The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) is primarily due to wash sales, tax treatment of Trust Preferred securities and partnership investments.

85

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2019

The tax character of distributions paid by each of the Funds for the year ended December 31, 2019, was as follows:

Fund	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
Real Estate Fund	$771,738	$—	$5,544,368	$—	$6,316,106
Value Fund	620,536	—	3,856,566	2,218,490	6,695,592
Municipal Fund	28,591	2,010,652	—	—	2,039,243
Income Fund	4,448,178	—	764,538	589,453	5,802,169
Opportunity Fund	821,229	—	—	632,372	1,453,601

The tax character of distributions paid by each of the Funds for the year ended December 31, 2018, was as follows:

Fund	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
Real Estate Fund	$1,473,093	$—	$5,276,814	$—	$6,749,907
Value Fund	701,358	—	3,619,284	2,204,931	6,525,573
Municipal Fund	44,393	2,658,219	—	—	2,702,612
Income Fund	6,955,985	—	—	803,453	7,759,438
Opportunity Fund	695,408	—	—	889,495	1,584,903

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2019, the components of accumulated distributable earnings for each Fund on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Real Estate Fund	$—	$790,997	$—	$—	$34,734,891	$35,525,888
Value Fund	—	—	—	—	50,790,858	50,790,858
Municipal Fund	2	—	—	(8,027,258)	2,996,096	(5,031,160)
Income Fund	—	551,692	(166,570)	—	14,176,703	14,561,825
Opportunity Fund	—	—	—	(1,585,001)	3,075,838	1,490,837

At December 31, 2019, for federal income tax purposes and the treatment of distributions payable, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-Term	Long-Term	Total
Municipal Fund	$2,770,180	$5,257,078	$8,027,258
Opportunity Fund	1,585,001	—	1,585,001

Management of the Funds have reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

86	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2019

Note 9 – Reclassification

Permanent differences, incurred during the year ended December 31, 2019, resulting from differences in book and tax accounting have been reclassified at year end to accumulated earnings (deficit) and paid-in capital as follows:

Fund	Accumulated Earnings (Deficit)	Paid-In Capital
Real Estate Fund	$587	$(587)
Value Fund	4	(4)
Municipal Fund	—	—
Income Fund	3,589	(3,589)
Opportunity Fund	834	(834)

Note 10 – Line of Credit

The Company participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Funds’ investments expiring on May 20, 2020. Borrowings under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Company is the lesser of $3,000,000 or 10% of the Funds’ daily market value. During the fiscal year ended December 31, 2019, each Fund’s borrowing activity was as follows:

	Real Estate Income and Growth Fund	Large Cap Value Fund	Municipal Tax Free Bond Fund	Income Fund	Income & Opportunity Fund
Total bank line of credit as of December 31, 2019	$2,738,740	$2,793,163	$3,000,000	$3,000,000	$3,000,000
Average borrowings during period	$87,061	$92,347	$98,969	$179,209	$59,118
Number of days outstanding*	77	44	50	32	17
Average interest rate during period	3.810%	3.906%	3.995%	3.940%	3.995%
Highest balance drawn during period	$529,618	$330,907	$899,059	$699,409	$130,322
Highest balance interest rate	4.006%	4.006%	4.006%	4.006%	4.006%
Interest expense incurred	$2,808	$1,556	$14,880	$9,061	$1,142
Interest rate at December 31, 2019	3.305%	3.305%	3.305%	3.305%	3.305%

*	Number of days outstanding represents the total days during the year ended December 31, 2019 that each Fund utilized the line of credit.

Note 11 – Subsequent Events

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no items requiring additional disclosure.

87

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2019

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Fund	Qualified Dividend Income	Dividends Received Deduction	Qualified Business Income	Long-Term Capital Gain Dividends	Tax-Exempt Distributions
Real Estate Fund	16.13%	12.41%	73.92%	$5,544,368	$—
Value Fund	100.00%	100.00%	N/A	3,856,567	—
Municipal Fund	N/A	N/A	N/A	—	2,010,652
Income Fund	17.55%	21.49%	N/A	764,538	—
Opportunity Fund	50.47%	59.38%	N/A	—	—

88	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
of Spirit of America Investment Fund, Inc.
Syosset, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Spirit of America Real Estate Income & Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, and the Spirit of America Income & Opportunity Fund (the “Funds”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2020

89

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD July 1, 2019 TO December 31, 2019

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Each Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2019 to December 31, 2019.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

90	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONT.)

FOR THE SIX MONTH PERIOD July 1, 2019 TO December 31, 2019

		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period[1]
Spirit of America Real Estate Income and Growth Fund
Class A	Actual	$ 1,000.00	$ 1,073.50	1.53%	$ 8.00
	Hypothetical[2]	$ 1,000.00	$ 1,017.49	1.53%	$ 7.78
Class C	Actual	$ 1,000.00	$ 1,070.80	2.23%	$ 11.64
	Hypothetical[2]	$ 1,000.00	$ 1,013.96	2.23%	$ 11.32
Spirit of America Large Cap Value Fund
Class A	Actual	$ 1,000.00	$ 1,102.10	1.52%	$ 8.05
	Hypothetical[2]	$ 1,000.00	$ 1,017.54	1.52%	$ 7.73
Class C	Actual	$ 1,000.00	$ 1,098.30	2.22%	$ 11.74
	Hypothetical[2]	$ 1,000.00	$ 1,014.01	2.22%	$ 11.27
Spirit of America Municipal Tax Free Bond Fund
Class A	Actual	$ 1,000.00	$ 1,015.30	0.90%	$ 4.57
	Hypothetical[2]	$ 1,000.00	$ 1,020.67	0.90%	$ 4.58
Class C	Actual	$ 1,000.00	$ 1,011.00	1.75%	$ 8.87
	Hypothetical[2]	$ 1,000.00	$ 1,016.38	1.75%	$ 8.89
Spirit of America Income Fund
Class A	Actual	$ 1,000.00	$ 1,030.80	1.10%	$ 5.63
	Hypothetical[2]	$ 1,000.00	$ 1,019.66	1.10%	$ 5.60
Class C	Actual	$ 1,000.00	$ 1,026.90	1.85%	$ 9.45
	Hypothetical[2]	$ 1,000.00	$ 1,015.88	1.85%	$ 9.40
Spirit of America Income & Opportunity Fund
Class A	Actual	$ 1,000.00	$ 1,024.80	1.25%	$ 6.38
	Hypothetical[2]	$ 1,000.00	$ 1,018.90	1.25%	$ 6.36
Class C	Actual	$ 1,000.00	$ 1,021.30	2.00%	$ 10.19
	Hypothetical[2]	$ 1,000.00	$ 1,015.12	2.00%	$ 10.16

[1]

Expenses are equal to each Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement/recoupment of expenses by the Funds’ Adviser for the period beginning July 1, 2019 to December 31, 2019. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

[2]	Assumes a 5% annual return before expenses.

91

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling (516) 390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS
David Lerner[3] (83) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.
Daniel Lerner[3] (58) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.
INDEPENDENT DIRECTORS
Allen Kaufman (83) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.4	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.
Stanley S. Thune (83) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.
Richard Weinberger (83) Director	Since 2005	Retired. Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.
OFFICERS
David Lerner President (see biography above)
Alan P. Chodosh (66) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A
Joseph Pickard (59) Chief Compliance Officer	Since 2007

Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.

			N/A	N/A

[1]	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.
[2]	Each Director serves for an indefinite term, until his successor is elected.
[3]

David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

[4]

K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

92	SPIRIT OF AMERICA

The following notice does not constitute part of and is not
incorporated into the prospectus of the Funds.

PRIVACY NOTICE

Rev. 5/2018

FACTS

WHAT DO THE SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND, SPIRIT OF AMERICA LARGE CAP VALUE FUND, SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND, SPIRIT OF AMERICA INCOME FUND AND SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Spirit of America Investment Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (516) 390-5565

93

What we do
Who is providing this notice?	Funds advised by Spirit of America Management Corp. A complete list is included below.
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Funds collect my personal information?

We collect your personal information, typically through David Lerner Associates, Inc., (“DLA”) for example, when you

● open an account

● provide account information

● give DLA your contact information

● make a wire transfer

● tell DLA where to send the money

DLA may collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

● Our affiliates include: Spirit of America Management Corp; David Lerner Associates, Inc.; The Great Art Fund, LLC; and SRLA, Inc.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint Marketing	● The Funds do not jointly market.
List of funds providing this notice

Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America Municipal Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Income & Opportunity Fund

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97

Proxy Voting Information

The Funds’ Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with the Funds’ proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Portfolio Disclosure

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered
Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102-2529

Counsel

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

For additional information about the Funds, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding each Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2019 Spirit of America

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $113,145

Fiscal year ended 2018: $113,145

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $0

Fiscal year ended 2018: $0

Fees for 2019 and 2018 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $19,500

Fiscal year ended 2018: $19,500

Fees for 2019 and 2018 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $0

Fiscal year ended 2018: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2018 and December 31, 2019 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Spirit of America Investment Fund, Inc.

By (Signature and Title)	/s/ David Lerner
David Lerner, Principal Executive Officer

Date	3/2/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David Lerner
David Lerner, Principal Executive Officer

Date	3/2/2020

By (Signature and Title	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer

Date	3/2/2020